Exhibit 99.1

                           CONSTRUCTION LOAN AGREEMENT

        This CONSTRUCTION LOAN AGREEMENT is entered into as of September 30, 2005 ("CLOSING DATE"), by and between BEHRINGER HARVARD MOCKINGBIRD COMMONS LP, a Texas limited partnership ("BORROWER"), and TEXANS COMMERCIAL CAPITAL, LLC, a Texas limited liability company ("LENDER").

                              W I T N E S S E T H:

        WHEREAS, Lender and Borrower entered into that certain Loan Agreement dated as of November 8, 2004, pursuant to which Lender agreed to lend to Borrower up to the sum of $17,000,000.00 to finance the acquisition of the Aggregate Property (hereinafter defined) and for certain other purposes related to the Aggregate Property and such loan (the "ORIGINAL LOAN"); and

        WHEREAS, the Original Loan was secured by, among other things, that certain Deed of Trust, Security Agreement and Financing Statement executed by Borrower for the benefit of Lender, dated as of November 8, 2004 against the real property comprised of approximately 5.339 acres located in Dallas County, Texas as more particularly described therein (the "AGGREGATE PROPERTY"), recorded at Volume 2004217, Page 2155, and re-recorded at Volume 2005153, Page 0104, Real Property Records of Dallas County, Texas, as amended by First Amendment to Deed of Trust, Security Agreement and Financing Statement dated as of February 18, 2005, executed by Borrower and Lender, recorded at Volume 2005073, Page 175 and re-recorded at Volume 2005153, Page 0123, Real Property Records of Dallas County, Texas (as amended, the "ORIGINAL DEED OF TRUST"); and

        WHEREAS, Borrower has requested that Lender make a loan to Borrower to refinance a portion of the Original Loan and for construction of a residential condominium tower upon a portion of the Aggregate Property, as more particularly described in the definition of "Property" below, and for certain other purposes related thereto, which loan is to be secured by, among other things, a first lien deed of trust on the Property; and

        WHEREAS, Borrower has requested that Lender assign to American National Bank the lien of the Deed of Trust to the extent, and only to the extent, that it affects the Hotel/Retail Property (as hereinafter defined); and

        WHEREAS, Lender is willing to make such loan to Borrower and to assign to American National Bank the lien of the Original Deed of Trust, to the extent it covers the Hotel/Retail Property, subject to and upon the terms and conditions hereinafter set forth.

        NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by the parties hereto, Borrower and Lender agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        1.01 DEFINITIONS. For purposes of this Loan Agreement, unless the context otherwise requires, the following terms shall have the respective meanings assigned to them in this ARTICLE I or in the sections and subsections referred to below:

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        "ADA" means the Americans with Disabilities Act of 1990, Pub. L. No.
89-670, 104 Stat. 327 (1990), as amended, and all regulations promulgated pursuant thereto.

        "ACCOUNT" means an account of Borrower established with Texans Credit Union.

        "ADVANCE" means a disbursement by Lender of any of the proceeds of the Loan and/or the Borrower's Deposit, and "ADVANCES" shall be the plural thereof..

        "AFFILIATE" of any Person means any other Person:

                (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person; or

                (b) which, directly or indirectly, beneficially owns or holds 10% or more of any class of stock or any other ownership interest in such Person; or

                (c) 10% or more of the direct or indirect ownership of which is beneficially owned or held by such Person.

        For purposes of this definition, the term "control" (and its correlative meanings) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of stock, by contract or otherwise. In any event, each of Borrower and Guarantor, and each of their respective Affiliates, shall be deemed to be an Affiliate of each of the other of them.

        "ANB CONSTRUCTION LOAN" means that certain construction loan in the amount of $36,000,000.00 of American National Bank to Borrower, secured by the Hotel/Retail Property, and given for the purpose of the construction of the Hotel Unit, the Hotel Room Units, and the Retail Unit (as each is defined in the Master Declaration).

        "ANTI-TERRORISM AND ANTI-MONEY LAUNDERING LAWS" means the USA Patriot Act of 2001, the Bank Secrecy Act, as amended through the date hereof, Executive Order 13324 - Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, as amended through the date hereof, and as they may be amended, and other federal laws and regulations and executive orders administered by the United States Department of the Treasury, Office of Foreign Assets Control ("OFAC") which prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals (such individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OAFC sanction and embargo programs), and such additional laws and programs administered by OFAC which prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on any of the OFAC lists.

        "APPLICABLE INTEREST RATE" has the meaning assigned in the Note.

        "APPLICATION FOR ADVANCE" shall mean a written application submitted by the Borrower's Architect and Borrower on American Institute of Architects form G 702 and/or G 703, as appropriate, or such other form as Lender may hereafter request which shall: (a) request an Advance, (b) specify by name, current address and amount owed, all parties to whom Borrower is obligated for labor, materials or services actually furnished for the construction of the particular part of the Improvements which are the subject matter of such application and all other expenses incident to the Loan, (c) certify among other things that such amounts represent payments due for services or labor actually rendered or materials actually acquired or furnished in

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connection with construction of the Improvements, and interest then payable under the Note, (d) state whether the sum requested is within the Approved Budget and whether, in the opinion of the Architect and Borrower, the unadvanced portion of the Loan is sufficient to complete the Improvements pursuant to the Plans and to pay for all labor, material, interest and other expenses in connection with the Loan and the construction of the Improvements, (e) if requested by Lender, be accompanied by copies of billing statements, vouchers or invoices from the parties named therein, in form satisfactory to Lender, (f) refer to an attached schedule, verified by the Architect, and the Inspecting Architect/Engineer, identifying in a manner satisfactory to Lender all materials not yet affixed or incorporated into the Improvements but which have been covered by certificates submitted to date, including the current certificate,
(g) contain a statement, verified by the Architect and the Inspecting Architect/Engineer, that all such materials not yet affixed or incorporated into the Improvements have been stored upon the Land under adequate safeguards to minimize the possibility of loss, damage or commingling with other materials or projects, (h) be accompanied by appropriate waivers of lien rights satisfactory to Lender executed by all contractors, subcontractors, laborers, and materialmen who have furnished labor or material to the Property, (i) certify that all labor and material bills of every kind and character incurred by Borrower to the date of such certificate in connection with the Improvements have been paid in accordance with the payment provisions of each contract except for the unpaid bills to be paid from the proceeds of the current Advance requested and items to be retained hereunder, and (j) certify that the Builder's Risk Insurance contains sufficient coverage for the construction of the Improvements.

        "APPRAISAL" means a written appraisal report of the Property, as that term is defined in the Code of Professional Ethics (the "APPRAISAL CODE") of the American Institute of Appraisers, meeting the requirements of the Federal Institutions Reform, Recovery and Enforcement Act of 1989, prepared by a professional appraiser approved by Lender, who is a member of the Appraisal Institute ("MAI"), addressed to Lender and in form, scope and substance satisfactory to Lender, setting forth such appraiser's determination of the market value of the Property on the appraisal date and as projected upon completion of construction of the Improvements.

        "APPROVED BUDGET" shall mean a budget or cost itemization prepared by Borrower and approved in writing by Lender specifying the cost by item of (i) all labor, materials, and services necessary for the construction of the Improvements in accordance with the Plans and all Governmental Requirements, and
(ii) all other expenses anticipated by Borrower incident to the Loan, the Property and the construction of the Improvements, including, without limitation, the Interest Reserve.

        "APPROVED MANAGEMENT AGREEMENT" means (i) prior to the completion of the Improvements, if any, an agreement for the management of Property as a residential condominium, entered into by Borrower with a management company and in form and substance acceptable to Lender and (ii) after completion of the Improvements, an agreement for the management of the Property as a residential condominium, entered into by the Residential Association (as defined in the Residential Condominium Declaration) with a management company and in form and substance approved by the Residential Association.

        "ARCHITECT" shall mean Three Architecture of Dallas, whose address is 4040 Central Expressway, Suite 200, Dallas, Texas 75204.

        "ASSIGNMENT OF LEASES AND RENTS" means the Assignment of Leases and Rents dated of even date herewith and executed by Borrower, as it may from time to time be renewed, amended, supplemented or restated.

        "ASSIGNMENT OF PLANS AND SPECIFICATIONS" shall mean the written agreement whereby Borrower assigns its rights in and to the Plans to Lender in the form of EXHIBIT F attached hereto.

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        "ASSIGNMENT OF RIGHTS UNDER CONSTRUCTION CONTRACt" shall mean the written agreement whereby Borrower assigns its rights in the Construction Contract to Lender in the form of EXHIBIT C attached hereto.

        "AUDITED FINANCIAL STATEMENTS" means, for any Person, Financial Statements of such Person in reasonable detail and accompanied by an opinion thereon of independent public accountants of recognized standing reasonably acceptable to Lender to the effect that such Financial Statements were prepared in accordance with GAAP, and that the examination of such accounts in connection with such Financial Statements has been made in accordance with generally accepted auditing standards.

        "AUTHORIZED SIGNATORY" means Gerald J. Reihsen, III and any other person authorized by Borrower by delivery of written authorization to Lender, each of whom, without joinder of the other, is or will be authorized to execute any Request for Disbursement or any other notice, request or document required or permitted hereunder to be submitted by Borrower to Lender.

        "BORROWER" means BEHRINGER HARVARD MOCKINGBIRD COMMONS LP, a Texas limited partnership.

        "BORROWER'S DEPOSIT" means the deposit, if any, required of Borrower pursuant to SECTION 4.22.

        "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banks in Dallas, Texas are authorized or required by law to close.

        "CLOSING" means the Closing and funding of the Loan.

        "CLOSING DATE" means the date of this Loan Agreement.

        "CODE" means the Uniform Commercial Code as codified in the State of Texas.

        "CONDEMNATION PROCEEDS" shall have the meaning assigned to such term in
SECTION 8.12 of this Loan Agreement.

        "CONSTRUCTION COMMITMENT TERMINATION DATE" means October 1, 2007.

        "CONSTRUCTION CONTRACT" means all construction contracts executed by Borrower for the construction of all or any part of the Improvements.

        "CONTRACTOR" means Walton Construction Company, L.L.C., whose address is 3001 Knox Street, Suite 400, Dallas, Texas 75205, and each other person contracting with Borrower to supply labor or materials for the construction of all or any part of the Improvements, each of whom must be approved in writing by Lender.

        "CONTRACTOR'S AFFIDAVIT AND SUBORDINATION" means an agreement in substantially the form of EXHIBIT E attached hereto and incorporated herein by reference, executed by each Contractor.

        "DEBTOR RELIEF LAWS" means any applicable relief, liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar laws affecting the rights or remedies of creditors generally, as in effect from time to time.

        "DECLARANT RIGHTS" means (i) the Development Rights (as defined in the Master Condominium Declaration) and the Special Declarant Rights (as defined in the Master Condominium Declaration) and

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(ii) the Residential Development Rights (as defined in the Residential
Condominium Declaration) and the Special Residential Rights (as defined in the Residential Condominium Declaration).

        "DEFAULT RATE" means a per annum interest rate which shall from day-to-day be equal to the Maximum Rate or, if no Maximum Rate exists, eighteen percent.

        "DISCLOSED LITIGATION" means the matters listed on EXHIBIT I attached hereto.

        "DISTRIBUTIONS" means, with respect to any Person, the payment of any return on income or proceeds on or with respect to any partner's, shareholder's, member's or other owner's investment and/or capital or other contribution to or account with respect to such Person (whether by cash or other property), or the purchase of any ownership interest in such Person, or any income or proceeds therefrom.

        "DIVIDENDS" means dividends (whether by cash, property or preferred stock) or other distributions of capital stock or partnership interests, or the redemption or acquisition of stock or any partnership interest unless made contemporaneously from the net proceeds of the sale of such stock or partnership interest to an unaffiliated third party.

        "DOLLARS" and the sign "$" means lawful currency of the United States of America.

        "ENVIRONMENTAL AUDIT" means the Phase 1 environmental audit of the Aggregate Property commissioned by Lender, prepared by an environmental engineering firm acceptable to Lender, in form, scope and substance acceptable to Lender.

        "ENVIRONMENTAL INDEMNITY AGREEMENT" means the Environmental Indemnity Agreement dated of even date herewith, and executed by Borrower and Guarantors, as it may from time to time be amended, confirmed, supplemented or restated.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder by any Governmental Authority, as from time to time in effect.

        "ERISA AFFILIATE" means any organization, trade or business, or other arrangement (whether or not incorporated) which is a member of a group of which Borrower is also a member and which is treated as a single employer within the meaning of IRC Section 414(b), (c), (m) or (o).

        "ERISA PLAN" means an employee benefit plan as defined in ERISA Section 3(3) maintained or contributed to by Borrower or any ERISA Affiliate for employees of Borrower or any ERISA Affiliate.

        "EVENT(S) OF DEFAULT" has the meaning set forth in ARTICLE VII hereof.

        "FINANCIAL STATEMENTS" means, with respect to any Person, such balance sheets, statements of operations, statements of cash flow, statements of changes in partners' capital or shareholders' equity and other financial information with respect to such Person as shall be reasonably required by Lender, and which shall be prepared in accordance with GAAP, consistently applied for all periods.

        "FINANCING STATEMENTS" means financing statements to be filed with the appropriate state and/or county offices for the perfection of a security interest in any of the Property or any other collateral or security for the Loan.

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        "FISCAL YEAR" means, for any Person, (a) the calendar year, or (b) such other period as such Person may designate and Lender may approve in writing.

        "FUTURE DEVELOPMENT AREA UNIT" has the meaning assigned to it in the Master Declaration.

        "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants or by the Financial Accounting Standards Board or through appropriate boards or committees thereof after the date hereof, and which are consistently applied for all periods, so as to properly reflect the financial position of a Person, except that any accounting principle or practice required or permitted to be changed by the Financial Accounting Standards Board (or other appropriate board or committee of that Board) in order to continue as a generally accepted accounting principle or practice may be so changed.

        "GENERAL PARTNER" means Behringer Harvard Mockingbird Commons GP, LLC, a Texas limited liability company.

        "GOVERNMENTAL AUTHORITY" means any federal, state, county, municipal, parish, provincial, tribal or other government, or any department, commission, board, court, agency (including, without limitation, the U. S. Environmental Protection Agency), whether of the United States of America or any other country, or any instrumentality of any of them, or any other political subdivision thereof (a) in which any portion of the Property is located, (b) in which any of Borrower, Guarantor or Lender, or any of their Affiliates, is located or conducts business, or (c) exercising jurisdiction over Borrower, Guarantor or Lender, or any of the Property, and any entity exercising legislative, judicial, regulatory, or administrative functions of, or pertaining to, government including, without limitation, any arbitration panel, any court or any commission.

        "GOVERNMENTAL REQUIREMENTS" means all laws, ordinances, rules, regulations, orders and directives of any Governmental Authority applicable to any of Borrower, Guarantor, Lender or any of the Property, including, without limitation, all applicable licenses, building codes, restrictive covenants, zoning and subdivision ordinances, flood disaster, health and environmental laws and regulations, and the ADA.

        "GUARANTORS" means, collectively, Behringer Harvard Mockingbird Commons GP, LLC, a Texas limited liability company, Behringer Harvard Short Term Opportunity Fund I LP, a Delaware limited partnership and any other Person at any time guarantying all or any portion of the Obligation, and "GUARANTOR" shall mean each of the Guarantors.

        "GUARANTY" means, collectively, those certain Guaranty Agreements of even date herewith by Guarantors for the benefit of Lender and any other guaranty at any time executed in connection with the Loan.

        "HOTEL/RETAIL PROPERTY" means that portion of the Aggregate Property other than the Property.

        "IMPROVEMENTS" means the Residential Condominium and all of the buildings, improvements, structures, equipment, and amenities which are or will be constructed and/or installed in relation thereto.

        "INDEBTEDNESS" means, with respect to any Person, without duplication,
(a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including, without limitation, all obligations, contingent or otherwise, of such Person in connection with letter of credit facilities, acceptance facilities or other similar facilities and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any capital stock of such Person or

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any warrants, rights or options to acquire such capital stock, now or hereafter outstanding), (b) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (d) all capital lease obligations of such Person, (e) all obligations, contingent or otherwise, of such Person in connection with indemnities, hold harmless agreements and similar arrangements and in connection with interest rate exchange agreements and similar instruments (provided that the obligations under such interest rate exchange agreements shall be marked to market on a current basis), and (f) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien, security interest or other charge or encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, but not in such event in excess of the value of such property. Notwithstanding the foregoing, the term "INDEBTEDNESS" shall not include unearned deposits held by Borrower for third parties not an Affiliate in the ordinary course of Borrower's business and which are returned to such third parties as required by the applicable agreement with third parties.

        "INITIAL ADVANCE" means an Advance made on the Closing Date in the amount set forth in a Borrower's Statement prepared by the Title Company and approved by Lender in Lender's discretion.

        "INITIAL FINANCIAL STATEMENTS" means the Financial Statements of each Person delivered to Lender in connection with the application for the Loan.

        "INSPECTING ARCHITECT/ENGINEER" means such architects and engineers as Lender shall select to conduct inspections of the Improvements from time to time.

        "INSPECTING ARCHITECT/ENGINEER AUDIT" means an audit and review by the Inspecting Architect/Engineer of the final plans and working drawings for all improvements to be constructed on the Property and the Hotel/Retail Property (including, without limitation, the Building, as that term is defined in the Master Declaration) satisfactory to Lender in Lender's absolute and sole discretion.

        "INSURANCE POLICIES" means satisfactory evidence (including appropriate certificates and insurance digests summarizing policies) of insurance and reinsurance policies (whether individual or blanket) issued by (a) responsible and reputable insurance companies licensed to do business in Texas having a Best's rating of at least A-:VII or such other rating as Lender may specifically approve, or (b) other insurers reasonably acceptable to Lender. Such policies shall include:

                (i) during the course of construction of the Improvements, builder's completed value risk insurance against "all risks of physical loss," including collapse and transit coverage, with deductibles not to exceed $50,000, in nonreporting form, covering the total value of work to be performed and equipment, supplies and materials to be furnished;

                (ii) insurance on real and personal property for limits reflecting 100% of the full replacement cost (exclusive of foundations and footings) as a so called "All Risk" form with coverage for flood and earthquake and such other hazards as Lender may reasonably require. Such insurance policies shall contain replacement cost coverage and agreed amount endorsements (with no reduction for depreciation), an endorsement providing building ordinance coverage, and an endorsement covering the cost of demolition and increased cost of construction due to the enforcement of building codes and ordinances;

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                (iii)   Borrower shall also furnish insurance providing boiler
        and machinery for all mechanical and electrical equipment at the Improvements insuring against breakdown or explosion of such equipment on a replacement cost value, which coverage shall include coverage for increased cost of construction, demolition and building laws. Borrower also shall furnish business interruption or loss of income insurance in connection with policies covering property and boiler & machinery, for a period of not less than one year, endorsed to provide a 180 day extended period of indemnity, which limit for business interruption shall be in addition to the replacement cost of the building. Not withstanding any provisions set forth in paragraphs (a) or (b) above, all insurance required under this paragraph shall be with companies, in amounts, and with coverage and deductibles reasonably satisfactory to Lender and all insurance required under this paragraph shall include endorsements naming Lender as a loss payee and shall have endorsed thereon a standard mortgage clause in favor of the Lender. All policies shall provide that insurance evidenced thereby shall not be canceled (including for non-payment) or modified without at least 30 days prior written notice from the insurance carrier to the Lender and no act or thing done by Borrower, Manager, or any Affiliate of any of them shall invalidate the policy against Lender. Borrower shall deliver renewal certificates for policies of insurance required under this paragraph at least 10 Business Days prior to the expiration of the then current policy;

                (iv) Commercial General Liability (including contractual liability) covering the Property and Borrower's operations in an amount not less than $1,000,000 per occurrence and $2,000,000 in the aggregate per location;

                (v) Worker's compensation insurance including liability and any other appropriate insurance normally carried by companies engaged in similar business and owning similar properties, in the statutory amount, covering all employees of Borrower, if any;

                (vi) Commercial Automobile Liability with a limit of not less than $1,000,000 combined single limit and to be endorsed to cover owned, hired, and non-owned automobiles, and garagekeepers liability;

                (vii) Borrower shall also furnish Umbrella Liability coverage in excess of the foregoing liability coverage with a limit of not less than $10,000,000 or such higher limits as Lender may reasonably require.

        Such insurance policies (other than those referred to in SUBPARAGRAPH
(V), above) shall name Lender, as loss-payee, mortgagee or additional insured, as its interests may appear, as may be appropriate for the particular type of insurance. At such time as any part of the Property or Aggregate Property is used for the sale or dispensing of beer, wine or any other alcoholic beverages, Liquor Liability insurance against claims arising out of such sale or dispensing of beer, wine or other alcoholic beverages also shall be furnished.

        "INTEREST RESERVE" has the meaning assigned in SECTION 2.06(D).

        "IRC" means the Internal Revenue Code of 1986, as amended.

        "LAND" means the real property described on EXHIBIT A attached hereto and incorporated herein by reference.

        "LATE PAYMENT FEE" has the meaning assigned in the Note.

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        "LEASES" means all present and future space leases, subleases or other agreements or arrangements, whether written or oral, and all agreements for the use or occupancy of any portion of the Property, together with any and all extensions or renewals of said leases and agreements and any and all future leases or agreements upon or covering the use or occupancy of all or a part of the Property, but excluding (i) room rents and meeting room rentals and (ii) any lease entered into or assumed by Borrower, as lessee, to lease Personal Property for use in connection with the operation of the Property.

        "LEGAL OPINIONS" means favorable opinions of counsel for Borrower reasonably acceptable to Lender as to form, scope and substance, and including opinions as to Texas law.

        "LENDER" means Texans Commercial Capital, LLC, a Texas limited liability company.

        "LENDER - MANAGER AGREEMENT" means an agreement between Lender and Manager in form and content reasonably satisfactory to Lender and substantially in the form of EXHIBIT L.

        "LIEN" means any lien, mortgage, security interest, assignment, tax lien, pledge or encumbrance, or conditional sale or title retention agreement, or any other interest in property designed to secure the repayment of indebtedness, whether arising by agreement or under any statute or law, or otherwise.

        "LOAN" means the loan by Lender to Borrower, in an amount not to exceed the Loan Amount, in accordance with this Loan Agreement and the other Loan Documents.

        "LOAN AGREEMENT" or "AGREEMENT" means this Construction Loan Agreement, together with all amendments and modifications hereof and supplements and attachments hereto.

        "LOAN AMOUNT" means Thirty-Four Million Forty-Seven Thousand Four Hundred Fifty-Eight and No/100 Dollars ($34,047,458).

        "LOAN DOCUMENTS" means this Loan Agreement, the Note, the Mortgage, the Financing Statements, the Environmental Indemnity Agreement, the Guaranty, the Assignment of Leases and Rents, the Lender - Manager Agreement, and such other instruments evidencing, securing, or pertaining to the Obligation, or any part thereof, as shall, from time to time, be executed and delivered by Borrower, Manager, Any Guarantor, or any other Person to Lender pursuant to or in connection with this Loan Agreement or any other Loan Document.

        "MANAGER" means any manager of the Property pursuant to an Approved Management Agreement, approved by Lender.

        "MASTER DECLARATION" means that certain Master Condominium Declaration for M Central Master Condominium dated as of September 16, 2005, executed by Borrower, as Declarant, recorded on September 16, 2005 in Volume 2005182, Page 111 in the Real Property Records of Dallas County, Texas.

        "MATERIAL AGREEMENT" means any contract or agreement with respect to the ownership or operation of the Property requiring total consideration of $100,000 or more, which Lender reasonably determines has a material impact on the ownership or operation of the Property.

        "MATURITY DATE" has the meaning assigned in the Note.

        "MAXIMUM RATE" means the maximum rate (or, if the context so requires, an amount calculated at such rate) of interest which the holder of the Note is allowed to contract for, charge, take, reserve, or

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receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges.

        "MINOR CONDEMNATION PROCEEDS" means, for all Condemnation Proceeds resulting from any one (1) condemnation of the Property as described in SECTION 8.12, that such Condemnation Proceeds do not exceed Two Hundred Fifty Thousand Dollars ($250,000.00).

        "MORTGAGE" means the certain Amended and Restated Deed of Trust, Security Agreement, Financing Statement and Assignment of Rental, of even date herewith, executed by Borrower for the benefit of Lender, covering the Property, as it may, from time to time, be renewed, extended, modified, increased or supplemented.

        "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in ERISA
Section 4001(a)(3) or IRC Section 414 to which Borrower or any ERISA Affiliate contributes, has contributed since September 2, 1974, or is required to contribute.

        "NOTE" means the promissory note issued by Borrower to Lender pursuant to SECTION 2.03 hereof, as it may be renewed, extended, modified or increased.

        "OBLIGATION" means all present and future indebtedness, obligations, and liabilities of Borrower to Lender, and all renewals and extensions thereof, or any part thereof, arising (a) pursuant to this Loan Agreement or represented by the Note, and all interest accruing thereon, and reasonable attorneys' fees incurred in the drafting, negotiation, enforcement or collection thereof, regardless of whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several; together with all indebtedness, obligations and liabilities of Borrower evidenced or arising pursuant to any of the other Loan Documents, and all renewals, modifications, increases and extensions thereof, or any part thereof,
(b) pursuant to any other loan and/or advances which Lender may hereafter make to Borrower in connection with the Loan or the Property or any portion thereof, and (c) pursuant to all other and additional debts, obligations and liabilities of every kind and character of Borrower now or hereafter existing in favor of Lender, in connection with the Loan or the Property or any portion thereof, regardless of whether such debts, obligations and liabilities be direct or indirect, primary or secondary, joint, several or joint and several, fixed or contingent, and regardless of whether such present or future debt, obligations and liabilities may, prior to their acquisition by Lender, be or have been payable to or in favor of some other person or entity or have been acquired by Lender in a transaction with one other than Borrower.

        "OFAC PROHIBITED PERSON" means, a country, territory, individual or Person (i) listed on, included within or associated with any of the countries, territories, individuals or entities referred to on The Office of Foreign Assets Control's List of Specially Designated Nationals and Blocked Persons or any other prohibited person lists maintained by governmental authorities, or otherwise included within or associated with any of the countries, territories, individuals or entities referred to in or prohibited by any other Anti-Terrorism and Anti-Money Laundering Laws, or (ii) which is obligated or has any interest to pay, donate, transfer or otherwise assign any property, money, goods, services, or other benefits from the Mortgaged Property directly or indirectly, to any countries, territories, individuals or entities on or associated with anyone on such list or in such laws.

        "OPERATING AGREEMENTS" means any agreement entered into by or on behalf of Borrower, other than the Management Agreement and the Scheduled Personal Property Contracts, which relates to the ownership, operation or maintenance of the Property, but excluding cash purchase agreements.

        "ORGANIZATIONAL DOCUMENTS" means:

        For any limited partnership, the following:

                (a) Certificate of Limited Partnership and all amendments thereto, certified as complete and correct by the Secretary of State (or other appropriate officers) of the state of formation, together with a copy of the partnership agreement, and all amendments thereto, certified as complete and correct by the general partners of the partnership;

                (b) Current certificates of existence and good standing issued by the appropriate state officer(s) of the state of formation and states in which the partnership does business; and

                (c) Consents of partners to the extent necessary under the partnership agreement; and

        For any general partnership, the following:

                (a)     Certified copy of partnership agreement; and

                (b) Consent of partners to the extent necessary under the partnership agreement.

        For any corporation, the following:

                (a) Copy of the Articles of Incorporation of such corporation and all amendments thereto certified as complete and correct by the Secretary of State (or other appropriate officer) of the state of incorporation, together with a true copy of the By-laws of such corporation and all amendments thereto;

                (b) A current certificate of corporate existence of such corporation and certificate evidencing the filing of all required franchise tax reports and the payment of all franchise taxes due, each issued by the appropriate officer or department of the state of incorporation;

                (c) A signed certificate of the Secretary or Assistant Secretary of such corporation certifying the names of the officers of such corporation authorized to sign each of the Loan Documents to which it is a party and the other documents or certificates to be delivered pursuant to the Loan Documents to which it is a party, together with the true signatures of each such officer. Lender may conclusively rely on such certificate until Lender shall receive a further certificate of the Secretary or Assistant Secretary of such corporation canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate; and

                (d) Resolutions of such corporation approving the execution, delivery and performance of the Loan Documents to which such corporation is a party and the transactions contemplated therein, duly adopted by the Board of Directors of such corporation and accompanied by a certificate of the Secretary or Assistant Secretary of such corporation stating that such Resolutions are true and correct, have not been altered or repealed and are in full force and effect.

        For any limited liability company, the following:

                (a) Copy of the Regulations or other formation document of such limited liability company and all amendments thereto certified as complete and correct by the Secretary of State (or other appropriate officer) of the state of formation;

                (b) A current certificate of existence of such entity and certificate evidencing the filing of all required franchise tax reports and the payment of all franchise taxes due, each issued by the appropriate officer or department of the state of formation;

                (c) A signed certificate of the manager of such entity certifying the names of the members or managers of such entity authorized to sign each of the Loan Documents to which it is a party and the other documents or certificates to be delivered pursuant to the Loan Documents to which it is a party, together with the true signatures of each such member or manager. Lender may conclusively rely on such certificate until Lender shall receive a further certificate of the Manager of such entity canceling or amending the prior certificate and submitting the signatures of the members or managers named in such further certificate; and

                (d) Resolutions of the members of such entity approving the execution, delivery and performance of the Loan Documents to which such entity is a party and the transactions contemplated therein, duly adopted by the members of such entity and accompanied by a certificate of the manager of such entity stating that such resolutions are true and correct, have not been altered or repealed and are in full force and effect.

        "ORIGINATION FEE" means the Origination Fee required by and described in
SECTION 2.05 hereof.

        "PARTICIPANT" shall have the meaning given to such term in SECTION 9.09(B).

        "PAYMENT DATE" has the meaning assigned in the Note.

        "PBGC" means the Pension Benefit Guaranty Corporation, and any successor to all or any of the Pension Benefit Guaranty Corporation's functions under ERISA.

        "PERMITTED EXCEPTIONS" means the exceptions to title listed on EXHIBIT B attached to the Mortgage.

        "PERMITTED INDEBTEDNESS" means (a) the Loan, (b) property taxes and insurance premiums accrued but not delinquent, (c) indebtedness for items permitted under the Approved Budget for which no Advance has yet been made for payment and which is not past due, (d) the ANB Construction Loan and (e) trade Indebtedness incurred in the ordinary course of business of operation and maintenance of the Aggregate Property in an amount not to exceed $100,000.00, which is not past due..

        "PERMITTED LIENS" means (a) the Permitted Exceptions, (b) Liens for taxes, assessments, or governmental charges or levies not yet due or which Borrower is actively contesting in good faith by appropriate proceedings and in conformance with SECTIONS 4.10 and 4.11 hereof, (c) Liens for any other purpose which Borrower is actively contesting in good faith by appropriate proceedings and in conformance with SECTION 4.11 hereof and (d) Liens in favor of Lender and ANB as contemplated in this Loan Agreement.

        "PERMITTED PERSONAL PROPERTY TRANSACTION" means (a) any sale, assignment, trade, transfer, exchange or other disposition of any item of Personal Property which (i) has become obsolete or worn beyond practical use, and (ii) has been replaced by an adequate substitute having a value equal to or greater than the replaced item when new, which replacement item is owned by Borrower and is subject to a first, perfected security interest in favor of Lender, and (b) sales of food and beverages and gift shop inventory, to the extent such sales are made in the ordinary course of Borrower's business.

        "PERMITTED TRANSFER" means (a) any transfer of any limited partnership interest in Borrower other than to an OFAC Prohibited Person (but not including any conversion of a general partnership interest to a limited partnership interest) provided that Behringer Harvard Mockingbird Commons Investors LP at all times owns, directly or indirectly, at least fifty-one percent of the ownership interests in Borrower, (b) any transfer of ownership interests in the General Partner to any Affiliate of a Guarantor (so long as no transfer of ownership interests [other than limited partnership interests] in said Guarantor have occurred), and (c) any transfer of ownership interests to Behringer Harvard Mockingbird Commons Investors LP or any Affiliate thereof.

        "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

        "PERSONAL PROPERTY" means all fixtures, building materials, machinery, equipment, inventory, furniture, furnishings, and personal property used in connection with or resulting from the operation of the Property.

        "PLANS" means the final working drawings and specifications as prepared for the construction, renovation or reconstruction of the Improvements as provided in SECTION 4.15.

        "POTENTIAL DEFAULT" means the occurrence of any event or circumstance which, after the giving of notice or passage of time, or both, could constitute an Event of Default.

        "PROHIBITED ERISA TRANSACTION" means a transaction that is prohibited under IRC Section 4975 or ERISA Section 406 and not exempt under IRC Section 4975 or ERISA Section 408.

        "PROPERTY" means the Land, the Improvements, the Personal Property, all other estates, easements, licenses, interests, rights, titles, powers and privileges of every kind and character arising from or used in connection with the ownership or operation of the Residential Condominium or the Future Development Area Unit (as defined in the Master Declaration), and all accounts, accounts receivable, inventory, instruments, chattel paper, documents, consumer goods, insurance proceeds, Leases, contract rights and general intangibles used in connection with or resulting from the ownership or operation of the Residential Condominium, and all other property and appurtenances constituting the "Mortgaged Property," as described in the Mortgage.

        "PURCHASER" means (a) any purchaser of all or any portion of the Property at foreclosure or by deed in lieu of foreclosure, (b) Lender or any Affiliate of Lender as the purchaser or successor owner of all or any portion of the Property following foreclosure or deed in lieu of foreclosure, and any transferee of any such Person which acquires the Property.

        "QUARTERLY PERIOD" means each fiscal quarter of Borrower.

        "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, from time to time in effect, and shall include any successor or other regulation relating to reserve requirements applicable to member banks of the Federal Reserve System.

        "REGULATION U" means Regulation U promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, or any other regulation hereafter promulgated by said Board to replace the prior Regulation U and having substantially the same function.

        "REGULATION X" means Regulation X promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 224, or any other regulation hereafter promulgated by said Board to replace the prior Regulation X and having substantially the same function.

        "RENTS" means all rents, royalties, bonuses, income, accounts, accounts receivable, receipts, revenues, issues, profits and other benefits derived from the Property or any part thereof, or the occupation, use or enjoyment of the Property, or any part thereof, or from any Lease, and all proceeds payable under any policy of insurance covering the loss of rent or income resulting from destruction of or damage to the Property.

        "REPORTABLE EVENT" shall have the meaning assigned to that term in Title IV of ERISA.

        "RESIDENTIAL CONDOMINIUM" means a ten-story, 59 unit residential condominium, and related amenities, to be constructed by Borrower on a portion of the Property and comprising the Residential Unit under the Master Declaration (excluding Level 2 and Level 3 of Retail/Loft Building, as defined in the Master Declaration).

        "RESIDENTIAL CONDOMINIUM DECLARATION" means that certain Residential Condominium Declaration for the M Central Residences, a Condominium, dated as of September 16, 2005, executed by Borrower, as Declarant, recorded on September 16, 2005 in Volume 2005182, Page 204 in the Real Property Records of Dallas County, Texas.

        "SOILS REPORT" means a report prepared by a competent engineer certifying that the soils of the Property are adequate to support the Improvements.

        "SUBSIDIARY" means, with respect to any Person, any other Person directly or indirectly owned by such Person.

        "SURVEY" means a current, certified survey of the Land and Improvements in form and substance, including certification, acceptable to Lender and meeting the requirements of EXHIBIT G attached hereto.

        "TAX INFORMATION" means tax certificates from the tax assessor-collectors of all taxing authorities having jurisdiction over all or any part of the Property setting forth all outstanding ad valorem taxes against such property.

        "TERM" means the period commencing on the Closing Date and ending on the Maturity Date.

        "TITLE COMPANY" means First American Title Insurance Company.

        "TITLE INSURANCE COMMITMENT" means the commitment to issue the Title Insurance Policy issued by the Title Company, along with copies of all instruments creating or evidencing exceptions or encumbrances to title.

        "TITLE INSURANCE POLICY" means a Mortgagee Title Insurance Policy from the Title Company and insuring the priority and sufficiency of the Mortgage as a first Lien upon the Land and Improvements (a) in an amount equal to the Loan Amount, (b) showing all easements or other matters affecting the Property, all subject only to such exceptions or qualifications as are acceptable to Lender in its sole discretion, (c) insuring unconditionally against contractors', suppliers, and mechanics' lien claims recorded prior to the date hereof, as well as matters related to the Survey; (d) contain any endorsements or assurances that Lender may reasonably request for protection of its interests including, but not limited to, (i) comprehensive endorsement, (ii) variable rate endorsement, and (iii) an access endorsement, insuring that there will be at least one location at the Residential Condominium with unlimited vehicular ingress and egress to an adjacent publicly dedicated street.

        "UCC SEARCHES" means central and local current financing statement searches from Texas and such other jurisdictions as Lender may request, covering the Borrower and any other known owner of the Property during the past five years, together with copies of all financing statements listed in said search.

        1.02    OTHER DEFINITIONAL PROVISIONS.

                (a) All terms defined in this Loan Agreement shall have the above-defined meanings when used in the Notes or any of the other Loan Documents, or in any other certificate, report or other document made or delivered pursuant to this Loan Agreement, unless the context therein shall otherwise require.

                (b) Defined terms used in the singular shall import the plural and VICE VERSA.

                (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Loan Agreement shall refer to this Loan Agreement as a whole and not to any particular provision of this Loan Agreement.

                (d) Any accounting terms used in this Loan Agreement which are not separately defined shall have the meanings customarily given them in accordance with GAAP.

                                   ARTICLE II

                                    THE LOAN

        2.01    THE LOAN.

                (a) Subject to the terms and conditions of this Loan Agreement and relying upon the representations and warranties herein set forth, and provided that no Potential Default or Event of Default has occurred and is continuing, Lender agrees to advance the Initial Advance to Borrower on the Closing Date and to make Advances to Borrower from time to time as set forth in this Loan Agreement. The Advances for which Borrower qualifies hereunder shall be made from time to time from the date hereof to and including the Construction Commitment Termination Date. Lender shall have no obligation to make any advance hereunder after the Construction Commitment Termination Date. Notwithstanding anything herein to the contrary, the commitment of Lender to make Advances shall terminate if Borrower has not satisfied all conditions precedent to the first of the Advances contemplated in SECTION 2.12 on or before November 1, 2005. The Loan is not revolving and any principal payment or prepayment made may not be reborrowed.

                (b) Lender shall advance the Initial Advance on the Closing Date by wire transfer in immediately available funds to the Title Company for the benefit of Borrower.

        2.02 INTEREST ON THE LOAN. The Loan shall bear interest as provided in the Note.

        2.03 NOTE; REPAYMENTS. The Loan shall be evidenced by and payable as provided in the Note. After the maturity of the Loan, the obligations of Borrower and the rights and privileges of Lender under this Loan Agreement, the Note and all other Loan Documents shall continue in full force and effect until the Note and the remaining Obligation have been paid and performed in full.

        2.04 MANNER AND APPLICATION OF PAYMENTS. All payments of principal of and interest on the Loan, and of all other amounts payable under this Loan Agreement or the other Loan Documents by Borrower to or for the account of Lender, shall be made by Borrower to Lender, before 1:00 p.m. (Dallas, Texas time) in federal or other immediately available funds. Should any payment required hereby become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day. Funds received after 1:00 p.m. (Dallas, Texas time) shall be treated for all purposes as having been received by Lender on the first Business Day next following receipt of such funds. All payments made on the Loan so long as no Event of Default has occurred and is continuing shall be applied (except as may be otherwise required by applicable Governmental Requirements) first to any payment on the Loan (including principal, interest, costs, fees and expenses) then due and owing, second to any past-due payment on the Loan, and third, to the remaining Obligation in such order and manner as Lender may determine, any instructions from Borrower or any other Person to the contrary notwithstanding. All payments made on the Loan while an Event of Default has occurred and is continuing shall be applied (except as may be otherwise required by applicable Governmental Requirements) to the Obligation in such order and manner as Lender may determine, any instructions from Borrower or any other Person to the contrary notwithstanding. Subject to the foregoing limitations, Lender may, in its sole and absolute discretion, apply payments first to satisfy the portion of the Obligation, if any, for which Borrower or any other Person has no personal, partnership or corporate liability, if any, and then to the remaining Obligation.

        2.05 ORIGINATION FEE. Contemporaneously with its execution of this Agreement, Borrower shall pay to Lender an ORIGINATION FEE (herein so called) in the amount of Three Hundred Forty Thousand Four Hundred Seventy-Five Dollars ($340,475.00), in consideration for the agreement of Lender to enter into this Agreement.

        2.06    ADVANCES..

                (a) TIMING OF ADVANCES. Advances for the payment of the cost of labor, materials, and services supplied for the construction of the Improvements shall be made by Lender upon compliance by Borrower with the terms and conditions contained in this Loan Agreement after actual commencement of construction of the Improvements for work actually done during the preceding period. From time to time, but no more frequently than monthly, Borrower may submit to Lender an Application for Advance requesting an Advance under the Loan for the payment of the cost of labor, materials, and services supplied for the construction of the Improvements and for the payment of other costs and expenses incident to the Loan or the construction of the Improvements and specified in the Approved Budget. Lender may require an inspection of, and favorable report on, the Improvements by the Inspecting Architect/Engineer prior to making any Advance. Each Application for Advance shall be submitted by Borrower to Lender a reasonable time (but not less than five (5) Business Days) prior to the date upon which the Advance requested is desired by Borrower. Borrower shall be entitled to an Advance only in an amount approved by Lender.

                (b) LIMITATION ON ADVANCES. Advances for payment of the cost of construction of the Improvements shall not exceed the aggregate of
        (i) the cost of labor, materials, and services incorporated into the Improvements in a manner acceptable to Lender and as specified in the Approved Budget, PLUS (ii) the purchase price of all uninstalled materials to be utilized in the construction of the Improvements and stored upon the Property, or elsewhere with the written consent of, and in a manner acceptable to, Lender, LESS (iii) retainage of not less than ten percent (10%), and LESS (iv) all prior Advances made for payment of the cost of labor, materials, and services for the construction of the Improvements. No Advances shall be made after the Construction Commitment Termination Date.

                (c) FINAL ADVANCE. The final Advance, including all retainage, will not be made until the expiration of thirty (30) days from the date of final completion and acceptance by Lender of the Improvements, and in any event not until Lender has received the following with respect to the Improvements and the Loan; (i) a certificate from the Inspecting Architects/Engineers certifying to Lender that the Improvements have been completed substantially in accordance with the Plans, (ii) evidence that no mechanic's or materialman's liens or other encumbrances have been filed and remain in effect against the Improvements, (iii) evidence that all Governmental Requirements have been satisfied, including without limitation, delivery to Lender of a Certificate of Occupancy permitting the Improvements to be legally occupied, and (iv) a liens paid affidavit executed by Borrower and the Contractor to the effect that (and/or, at Lender's request, final lien releases or waivers evidencing to Lender's satisfaction that) all subcontractors, materialmen, and other parties who have supplied labor, materials, or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory, or constitutional lien against the Property, have been paid in full with respect to the Improvements, or Borrower, at its option, may provide to Lender a Bond indemnifying Against Liens (pursuant to Tex. Property Code ss.53.171) in such amount as Lender may reasonably require.

                (d) INTEREST RESERVE ADVANCES. Borrower acknowledges and agrees that the sum of One Million and No/100 Dollars ($1,000,000.00) of the Loan as specified or to be specified in the Approved Budget represents a reserve for the payment of interest upon the full amount of the Advances of the Loan (the "INTEREST RESERVE") pursuant to this Loan Agreement. Borrower hereby authorizes Lender, and Lender shall have the right, to disburse and charge (or cause to be disbursed and charged) the Interest Reserve in reimbursement of Borrower for the interest payments made by Borrower under this Loan Agreement and the other Security Documents on each interest payment date as such interest payments become due and payable pursuant to the terms hereof and of the Note. Such disbursements shall be made as Advances of the Loan, in amounts equal to the accrued interest which has been paid on each of such interest payment dates. Interest as provided in the Note will be charged on any disbursed portion of the Interest Reserve as and when disbursed, but interest will not be charged on the undisbursed portion of the Interest Reserve. If, at any time during the term of the Loan, the Interest Reserve shall become depleted or shall be deemed by Lender to be insufficient to reimburse Borrower for the interest payments on the Loan as they are made, interest shall be payable on each interest payment date in accordance with the terms of the Loan Agreement and the Note, and Lender shall have no obligation to make any Advance to Borrower for any such interest payments from the remaining proceeds of the Loan. The Interest Reserve shall be available only for disbursement of the periodic payments of accrued interest due to Lender on the Loan pursuant to the terms of this Loan Agreement and the Note, and for no other purpose. If, at any time, Lender shall not have received on the date due, any payment of interest upon the Loan, Lender may, at its sole option, disburse the Interest Reserve directly in payment of such interest amount. Advances of the Interest Reserve shall be subject to the terms and conditions of this Loan Agreement, including, without limitation, the conditions precedent set forth in SECTIONS 2.11 and 2.12.

        2.07    PREPAYMENT OF LOAN.

                (a) At any time and from time to time Borrower may, upon five (5) Business Days' written notice to Lender, prepay the principal of the Loan then outstanding, in whole or in part, without penalty or premium; PROVIDED, HOWEVER, thateach prepayment of less than the full outstanding principal balance of the Loan shall be in an amount equal to at least One Million Dollars ($1,000,000) and integral multiples thereof.

                (b) All prepayments under this SECTION 2.07 shall also be subject to the other terms of this Loan Agreement.

                (c) All prepayments by Borrower hereunder shall be made by Borrower to Lender, before 1:00 p.m. (Dallas, Texas time) in federal or other immediately available funds. Funds received after 1:00 p.m. (Dallas, Texas time) shall be treated for all purposes as having been received by Lender on the first Business Day next following receipt of such funds. All prepayments made on the Loan hereunder shall be made together with interest accrued (through the date of such prepayment) on the principal amount prepaid, and shall be applied by Lender in the manner described in SECTION 2.04 hereof.

        2.08    TAXES.

                (a) Any and all payments by Borrower hereunder and under the other Loan Documents shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, BUT EXCLUDING, with respect to Lender, (i) taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which Lender is organized or any political subdivision thereof and, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of Lender's applicable lending office or any political subdivision thereof and (ii) income and franchise taxes and any other taxes imposed by the United States of America by means of withholding at the source if and to the extent that such taxes shall be in effect and shall be applicable, on the date hereof, to payments to be made to Lender (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities except as so excluded being hereinafter referred to as "TAXES"). If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to Lender, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 2.08) Lender receives an amount equal to the sum it would have received had no such deductions been made, (B) Borrower shall make such deductions and (C) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                (b) In addition, Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Loan Agreement or any other Loan Document (hereinafter referred to as "OTHER TAXES").

                (c) Borrower will indemnify Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this SECTION 2.08) paid by Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto except as a result of the gross negligence or willful misconduct of Lender, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days from the date Lender makes written demand therefor.

                (d) Within thirty (30) days after the date of any payment of Taxes by or at the direction of Borrower, Borrower will furnish to Lender, at its address referred to in SECTION 9.01 hereof, the original or a certified copy of a receipt evidencing payment thereof.

                (e) Lender shall endeavor in good faith (consistent with its internal policies and legal and regulatory restrictions) to select a jurisdiction for its lending office or change the jurisdiction for its lending office, as the case may be, so as to avoid the imposition of any Taxes or Other Taxes or to reduce the amount of any such additional amounts which may thereafter accrue; PROVIDED that no such selection or change of the jurisdiction for its lending office shall be made if, in the judgment of Lender, such selection or change would be disadvantageous to Lender.

                (f) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this SECTION 2.08 shall survive the payment in full of the Obligation.

        2.09 LENDING OFFICE. Lender may change its lending offices from time to time by notice to Borrower. Any such change in Lender's principal office or lending office which is a result of an election by Lender for its internal corporate convenience shall not increase the cost of the Loan to Borrower.

        2.10 CONDITIONS PRECEDENT FOR THE BENEFIT OF LENDER. All conditions precedent to the obligation of Lender to make the Loan or any Advance are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make the Loan or any Advance in the absence of strict compliance with such conditions precedent. All requirements of this Loan Agreement may be waived by Lender, in whole or in part, at any time in Lender's sole discretion.

        2.11 CONDITIONS TO THE INITIAL ADVANCE. As a condition precedent to the Initial Advance under the Loan, Borrower must satisfy the conditions required hereunder and execute and deliver to, procure for and deposit with, and pay to Lender, and if appropriate, record in the proper records with all filing and recording fees paid, the documents, certificates, and other items described in ARTICLE VI, together with such other documents, instruments and certificates as Lender may reasonably require from time to time.

        2.12 CONDITIONS TO SUBSEQUENT ADVANCES. As a condition precedent to each Advance subsequent to the Initial Advance, and in addition to all other requirements herein, Borrower must satisfy the following requirements:

                (a) All conditions precedent to the Initial Advance shall have been satisfied;

                (b)     Borrower shall have delivered to Lender the following:

                        (i)     the Plans;

                        (ii) the Construction Contract, executed by all parties;

                        (iii) the Contractor's Affidavit and Subordination, executed by Borrower;

                        (iv) the Assignment of Plans and Specifications, executed by Borrower and acknowledged and consented to by the Architect;

                        (v) the Assignment of Rights under Construction Contract, executed by Borrower;

                        (vi) a building permit for the construction of the Improvements and all related amenities; and

                        (vii)   the Approved Budget;

                (c)     There shall exist no Event of Default or Potential
        Default;

                (d) The representations and warranties made in this Loan Agreement shall be true and correct on and as of the date of each Advance, with the same effect as if made on such date;

                (e) If any agreement or other instrument binding upon Borrower requires that a consent of any third party be obtained before Borrower may execute, deliver or perform this Loan Agreement, the Note or the other Loan Documents executed by such party, then such consent shall be delivered to Lender;

                (f) Borrower shall procure and deliver to Lender, the Inspecting Architect/Engineer and the Title Company releases or waivers of mechanic's liens and receipted bills showing payment to all parties who have furnished materials or services or performed labor of any kind in connection with the construction of any of the Improvements;

                (g) Promptly upon preparation thereof, Borrower shall deliver to Lender copies of any inspection reports prepared by the Inspecting Architect/Engineer, and/or any Governmental Authority having jurisdiction over the Improvements;

                (h) Borrower shall procure and deliver to Lender, if required by Lender, evidence reasonably satisfactory to Lender that the amount theretofore invested by Borrower in the Property, together with the funds remaining to be advanced by Lender under the terms of this Loan Agreement, or sums which Borrower agrees to make available, are adequate to meet all costs incurred and to be incurred in connection with the construction of the Improvements;

                (i) Borrower shall procure and deliver to Lender inspection reports, in form and substance acceptable to Lender, from the Inspecting Architect/Engineer at not less than thirty (30)-day intervals; and

                (j) Borrower shall have deposited into the Borrower's Deposit such funds as Lender may have required pursuant to SECTION 4.22 hereof.

        2.13 REALLOCATION OF APPROVED BUDGET. At any time that an Event of Default has occurred and is continuing, Lender shall have the right from time to time to make Advances which are allocated to any of the designated items in the Approved Budget for such other purposes or in such different proportions as Lender may, in its sole discretion, deem necessary or advisable. Borrower may not reallocate items of cost or make changes in the Approved Budget without the prior written consent of Lender, except that upon presentation to Lender of reasonable evidence of demonstrated cost savings in a line item, the Borrower may reallocate the cost savings in that line item to another line item.

        2.14 NO WAIVER. No Advance shall constitute a waiver of any condition precedent to the obligation of Lender to make any further Advance or preclude Lender from thereafter declaring the failure of Borrower to satisfy such conditions precedent to be an Event of Default.

        2.15 SUBORDINATION. Lender shall not be obligated to make, nor shall Borrower be entitled to receive, any Advance until such time as Lender shall have received, to the extent requested by Lender, the Contractor Affidavit and Subordination from the Contractor, and subordination agreements from all other persons furnishing labor, materials, or services for the design or construction of the Improvements, subordinating to the lien of the Mortgage any lien, claim or charge which such party may have against Borrower or the Property.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

        To induce Lender to enter into this Loan Agreement and to make the Loan hereunder, Borrower hereby represents and warrants to Lender as of the Closing Date the matters set forth in this ARTICLE III.

        3.01    ORGANIZATION.

                (a) BORROWER. Borrower is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Texas, in accordance with the Organizational Documents of Borrower. The business which Borrower carries on and which it proposes to carry on may be conducted in limited partnership form by Borrower. General Partner is the sole general partner of Borrower (with a 0.1% general partnership interest), and Realty America Group (Mockingbird Commons) LP (with a 30% limited partnership interest), Behringer Harvard Mockingbird Commons Investors LP (with a 69.9% limited partnership interest) are the only limited partners of Borrower. Borrower is duly authorized to conduct business in Texas and in each other jurisdiction, if any, in which the nature of its properties, assets or activities require such authorization. Except as disclosed in writing to Lender, neither General Partner nor Behringer Harvard Mockingbird Commons Investors LP have transferred, assigned, pledged or mortgaged its interest in Borrower or any profits or proceeds therefrom.

                (b) GUARANTORS. Behringer Harvard Mockingbird Commons GP, LLC is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Texas in accordance with the Organizational Documents of such person. The business which Any Guarantor carries on and which it proposes to carry on may be conducted in limited liability company form by such Guarantor. In addition, each Guarantor is duly authorized to conduct business in Texas and in each other jurisdiction in which the nature of its properties, assets or activities require such authorization. Except as disclosed in writing to Lender, no partner or member of Any Guarantor has transferred, assigned, pledged or mortgaged its interest in such Guarantor or any profits or proceeds therefrom.

        3.02 AUTHORIZATION AND POWER. Each of Borrower and each Guarantor has the power and requisite authority to execute, deliver, and perform its respective obligations under this Loan Agreement and the other Loan Documents to which it is a party; each of Borrower and each Guarantor is duly authorized to, and has taken all action necessary to authorize it to, execute, deliver and perform under this Loan Agreement and each of the other Loan Documents to which it is a party and is and will continue to be duly authorized to perform under this Loan Agreement and the other Loan Documents to which it is a party.

        3.03 VALID AND BINDING OBLIGATION. All of the Loan Documents, and all other documents referred to herein to which Borrower, any Guarantor, or any Partner is a party, upon execution and delivery by such Person, will constitute valid and binding obligations of such Person, enforceable in accordance with their terms, except as limited by Debtor Relief Laws and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

        3.04 CONFLICTS. Neither the execution and delivery of this Loan Agreement, the Note or the other Loan Documents to which Borrower, any Guarantor or any Partner is a party, nor consummation of any of the transactions herein or therein contemplated nor compliance with the terms and provisions hereof or with the terms and provisions thereof, will contravene any provision of law, statute, rule or regulation to which such Person is subject or any judgment, decree, license, order or permit applicable to such Person, or will conflict or be inconsistent with, or will result in any breach of any of the terms of the covenants, conditions or provisions of, or constitute a delay under, or result in the creation or imposition of a Lien (except Liens in favor of Lender) upon any of the property or assets of such Person pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which such Person is a party or by which such Person may be bound, or to which such Person may be subject, or violate any provision of the Organizational Documents of such Person.

        3.05 CONSENTS, ETC. No consent, approval, authorization or order of any court or governmental authority or any third party (other than those which have been obtained prior to the date hereof and of which Borrower has notified Lender in writing on the date hereof) is required in connection with the execution and delivery by Borrower or any Guarantor of this Loan Agreement or the other Loan Documents, or to consummate the transactions contemplated hereby or thereby.

        3.06 PENDING LITIGATION. Other than the Disclosed Litigation, there are no material proceedings pending, or to Borrower's knowledge, threatened, against or affecting Borrower, any Guarantor, or the Property or any portion thereof, in any case in any court or before any Governmental Authority or arbitration board or tribunal which involve the possibility of materially and adversely affecting (a) the assets, business, prospects, profits or condition (financial or otherwise) of Borrower, any Guarantor, or the ability of any such Person to perform its respective obligations under the Loan Documents or any Organizational Document of any such Person, or (b) the Property or the Residential Condominium. Neither Borrower, any Guarantor, nor the Property is in default with respect to any order of any court, Governmental Authority or arbitration board or tribunal.

        3.07 PRINCIPAL OFFICE, ETC. The chief executive office, principal office and principal place of business of Borrower is at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001. The addresses of Borrower and Guarantors set forth in SECTION 9.01 hereof are accurate, true and correct.

        3.08 CONTROL PERSONS. Borrower is not, and no Person having "control" (as that term is defined in 12 U.S.C. ss.375b or in regulations promulgated pursuant thereto) of Borrower is, an "executive officer," "director," or "person who directly or indirectly or in concert with one or more persons, owns, controls, or has the power to vote more than 10% of any class of voting securities" (as those terms are defined in 12 U.S.C. ss.375b or in regulations promulgated pursuant thereto) of Lender, of a holding company of which Lender is a subsidiary, or of any other subsidiary of a holding company of which Lender is a subsidiary, of any bank at which Lender maintains a correspondent account, or of any bank which maintains a correspondent account with any Lender.

        3.09    GOVERNMENT REGULATION.

                (a) Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940.

                (b) Borrower is not a "public-utility company," or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935.

                (c) Borrower is not engaged principally, or as one of its important activities, in the business of extending, or arranging for the extension of, credit for the purpose of "purchasing or carrying any margin stock," within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. No portion of the assets of Borrower consists of any such margin stock, and no part of the proceeds of any Loan will be used to purchase or carry any such margin stock within the meaning of said regulation or to extend credit to others for such purpose.

                (d) Neither Borrower, any Guarantor or any Person who owns a controlling interest in or otherwise controls Borrower or any Guarantor is an OFAC Prohibited Person. Borrower has implemented appropriate procedures and policies to ensure compliance with the requirements of the Anti-Terrorism and Anti-Money Laundering Laws.

        3.10 INSIDER. Neither Borrower nor any general partner of Borrower is an "executive officer", "director", or "person who directly or indirectly or acting through or in concert with one or more persons, owns, controls, or has the power to vote more than ten percent (10%) of any class of voting securities" (as those terms are defined in 12 U.S.C. ss. 375b or in regulations promulgated pursuant thereto) of Lender, of any bank holding company of which Lender is a subsidiary, or of any subsidiary of a bank holding company of which Lender is a subsidiary, of any bank at which Lender maintains a correspondent account or which maintains a correspondent account with any Lender.

        3.11 O.S.H.A. Each of Borrower, each Guarantor, and the Property, have (or within thirty (30) days of the Closing Date will have) duly complied with, and their respective facilities, business assets, property, leaseholds and equipment are (or within thirty (30) days of the Closing Date will be) in compliance in all material respects with, the provisions of the Federal Occupational Safety and Health Act and all rules and regulations thereunder and all similar state and local laws, rules and regulations, to the extent required thereby; there are no outstanding citations, notices or orders of non-compliance issued to Borrower or any Guarantor or relating to their respective businesses, assets, property, leaseholds or equipment under any such laws, rules or regulations, or with respect to the Property.

        3.12 FINANCIAL CONDITION. As of the date of execution hereof and the Closing Date, the present fair salable value of the assets of Borrower and each Guarantor is greater than the amount required to pay such Person's total liabilities, and each is able to pay its debts as they mature. Borrower has sufficient capital to carry on its business and transactions as now conducted and as planned to be conducted in the future. Neither Borrower nor any Guarantor is the subject of any bankruptcy, insolvency, reorganization or receivership proceeding and, to Borrower's best knowledge, no such proceeding is threatened or imminent with respect to any such Person. The Initial Financial Statements reflect the current financial condition of each Person described therein and no material adverse change has occurred in the financial condition of any such Person since the respective dates of the Initial Financial Statements.

        3.13 RESTRICTIONS. Neither of Borrower nor any Guarantor is a party to any contract or agreement, or subject to any charter or other restriction, which materially and adversely affects its business. Neither of Borrower or any Guarantor has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its assets, whether now owned or hereafter acquired, to be subject to any Liens (other than the Permitted Liens). Neither Borrower nor any Guarantor and no general partner or limited partner of Borrower or any Guarantor has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) all or any portion of its direct ownership interest in such Person, or any profits or proceeds therefrom, to be subject to any Liens (other than Permitted Liens).

        3.14 NO DEFAULT. No Potential Default or Event of Default has occurred and is continuing under this Loan Agreement or any other Loan Document.

        3.15 LABOR RELATIONS. Borrower is not a party to any collective bargaining agreement, and Manager is not a party to any collective bargaining agreement with respect to the operation of the Property or the Hotel/Retail Property. There are no material grievances, disputes or controversies with any union or any other organization of Borrower's employees, or Manager's employees with respect to the Property or Hotel/Retail Property, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization with respect to the Property or Hotel/Retail Property.

        3.16 ERISA. (a) No Reportable Event has occurred and is continuing with respect to any ERISA Plan; (b) PBGC has not instituted proceedings to terminate any ERISA Plan; (c) neither Borrower, any Affiliate of Borrower or any General Partner, nor any duly-appointed administrator of an ERISA Plan (i) has incurred any liability to PBGC with respect to any ERISA Plan other than for premiums not yet due or payable or (ii) has instituted or intends to institute proceedings to terminate any ERISA Plan under SECTION 4041 or 4041A of ERISA or withdraw from any Multi-Employer Pension Plan (as that term is defined in SECTION 3(37) of ERISA); and (d) each ERISA Plan of Borrower has been maintained and funded in all material respects in accordance with its terms and with all provisions of ERISA applicable thereto.

        3.17 SINGLE PURPOSE ENTITIES; NATURE OF BORROWER. Borrower is a single purpose limited partnership whose only business is the operation of the Aggregate Property and whose only asset is the Aggregate Property and other assets directly related to the operation of the Aggregate Property.

        3.18 INDEBTEDNESS. Borrower has not incurred, created, contracted for, waived, assumed, guaranteed or is otherwise liable in respect of any Indebtedness other than the Permitted Indebtedness. No default or failure of performance has occurred and is continuing with respect to any Indebtedness of Borrower

        3.19 TAXES. All tax returns required to be filed by Borrower in any jurisdiction have been filed and all taxes, assessments, fees, and other governmental charges upon Borrower or upon any of its properties, income or franchises have been paid that are required to be paid prior to the time that the non-payment of such taxes could give rise to a Lien on any asset of Borrower, unless (i) such tax, assessment, fee or charge is being contested in good faith by Borrower through appropriate proceedings after the establishment of appropriate reserves therefor in accordance with GAAP or (ii) such filing, tax, assessment, fee or charge would not involve the possibility of materially and adversely affecting the assets, business, prospects, profits and condition of Borrower or the Property. There is no proposed tax assessment against Borrower or, to the knowledge of Borrower, any basis for such assessment which is not being contested in good faith by Borrower through appropriate proceedings after the establishment of appropriate reserves therefor in accordance with GAAP. The Land is separately assessed from all other adjacent land for purposes of real estate taxes and, to Borrower's knowledge, there are no intended public improvements which may involve any charge, assessment or lien, upon the Property.

        3.20    PROPERTY.

                (a) To Borrower's knowledge, there is no existing or proposed plan to modify or realign any street or highway or any existing or proposed eminent domain proceeding that would result in the taking of all or any part of the Property or the Hotel/Retail Property or that would adversely affect the Property or the Hotel/Retail Property or the use or operation of the Property or the Hotel/Retail Property; and

                (b) As of the Closing Date, no bills for labor and materials furnished in connection with construction, renovation or maintenance of the Property remain unpaid in part or in full.

        3.21    USE OF PROPERTY.

                (a) To Borrower's knowledge, the Property and the Hotel/Retail Property and the uses which Borrower makes of the Property and the Hotel/Retail Property and intends to make thereof comply with all applicable restrictive covenants (including, without limitation, the Master Declaration and the Residential Condominium Declaration) and all Governmental Requirements;

                (b) Borrower has obtained or caused to be obtained all requisite zoning, utility, building, health, and other necessary permits from each Governmental Authority having jurisdiction over the Property and the Hotel/Retail Property or any portion thereof and to Borrower's knowledge, there is no problem which would jeopardize any license, permit or approval necessary for the construction or operation of the Property or the Hotel/Retail Property or any portion thereof. Borrower owns, or is licensed or otherwise has the lawful right to use, all applicable patents, trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted, and the operation of the Property and the Hotel/Retail Property in the manner currently conducted. There are no claims, and to the best of Borrower's knowledge, there is no infringement of the rights of any Person, arising from the use of such patents, trademarks, copyrights, technology, know-how and processes by Borrower. Borrower has no knowledge of any infringement by any third party on any rights of Borrower in any of its or any Guarantor's intellectual property;

                (c) The sanitary water supply, storm and sanitary sewers, water lines, and other necessary utility facilities (including gas, electric and telephone facilities) are available to and operational at the Property and the Hotel/Retail Property and sufficient to meet the current and anticipated needs of the Property and Hotel/Retail Property, and design and as-built conditions of the Property are such that no drainage or surface or other water will drain across or rest upon the Land or the land of others. All utility service for the Property and Hotel/Retail Property has been approved by applicable Governmental Authorities, to the extent required or obtainable;

                (d) Except as disclosed on the Survey, none of the Improvements create an encroachment over, across, or upon any of the Property boundary lines, rights of way, or easements and no buildings or other improvements on adjoining land create such an encroachment on any of the Land;

                (e) The Property has been validly subdivided in accordance with all Governmental Requirements so that, for all purposes, the Property forms a separate tax lot, independent of any other property (including, without limitation, the Hotel/Retail Property) and the Property may be mortgaged, conveyed or otherwise dealt with as a whole and independently of the Hotel/Retail Property or any other property.

        3.22 FULL DISCLOSURE. There is no fact related specifically to Borrower, any Guarantor, the Property or the Hotel/Retail Property known to Borrower that Borrower has not disclosed to Lender which could have a material adverse effect on Borrower, any Guarantor, or any of the Property or Hotel/Retail Property.

        3.23 TITLE TO THE PROPERTY. Borrower is the sole legal and beneficial owner of the Property and the Hotel/Retail Property, and has and will have good and indefeasible title to the Property and the Hotel/Retail Property, free and clear of any and all Liens, claims, charges, equities, covenants, conditions, restrictions, easements, rights-of-way and all other matters affecting such property, whether or not of record, except for the Permitted Exceptions (and, with respect to the Hotel/Retail Property, the ANB Construction Loan). Borrower will preserve its title to the Property, will forever warrant and defend the same to Lender, and will forever warrant and defend the validity and priority of the Liens of the Loan Documents with respect to the Property against the claims of all Persons whomsoever. None of the Land is located within an area that has been designated or identified as an area having special flood hazards by the Secretary of Housing and Urban Development or by such other official shall from time to time be authorized by federal or state law to make such designation pursuant to the National Flood Insurance Act of 1968, as such act may be from time to time amended, or pursuant to any other national, state, county or city program of flood control.

        3.24 LEASES. There are no Leases in existence with respect to the Property or any portion thereof except the Scheduled Lease. No default, failure of performance or terminating event has occurred and is continuing under the Scheduled Lease as of the Closing Date.

        3.25 GOVERNMENTAL REQUIREMENTS. To Borrower's knowledge, no violation of any Governmental Requirement exists with respect to any of the Property, and the current and anticipated use thereof complies with applicable restrictive covenants (including without limitation, the Master Declaration and the Residential Declaration) and Governmental Requirements affecting the Property, and all Governmental Requirements for such use have been satisfied.

        3.26 FINANCING STATEMENTS. There is no financing statement or other document creating or evidencing a Lien now on file with any Governmental Authority covering any of the Property, and there is no Lien on any of the Property, whether such Property shall be real or personal, tangible or intangible, or whether Borrower is named or signed as "Debtor", other than the Liens which are Permitted Exceptions.

        3.27 MATERIAL AGREEMENTS. The Management Agreement furnished to Lender by or on behalf of Borrower pursuant to this Loan Agreement is true, correct and complete. The Management Agreement and each Material Agreement are in full force and effect and no terminating event, default or failure of performance has occurred thereunder. No party to the Management Agreement or any of the Material Agreements has challenged or denied the validity or enforceability of any such agreement.

        3.28 ACCURACY OF INFORMATION. All statements, certificates and information delivered or to be delivered to Lender by or on behalf of Borrower or any Partner pursuant to or as required by this Loan Agreement or any other Loan Document are, or shall be, when delivered, true and correct in all material respects as of the date given and does not, and do not or shall not, when delivered, contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained therein from being materially misleading.

        3.29 ACCESS. The Land has access to and from completed public streets and roads adequate for its current use and for its intended use after completion of the Improvements.

        3.30 COMMENCEMENT OF CONSTRUCTION. As of the date hereof, there are not bills for work performed or materials delivered to the Land which could give rise to a mechanic's or materialman's lien which have not been paid or will not be paid in full and there exists no contest or disagreement with respect to any such bill.

        3.31 AUTHORIZED SIGNATORIES. Borrower has appointed and invested in each of the Authorized Signatories full authority to execute and deliver, on behalf of Borrower, any Request for Disbursement, and any other notice, request or other document required or permitted hereunder to be submitted by Borrower to Lender and Lender is entitled to rely upon the authority of each Authorized Signatory until and unless Lender shall receive from Borrower written notice revoking such authority and naming a new Authorized Signatory.

                                   ARTICLE IV

                        AFFIRMATIVE COVENANTS OF BORROWER

        Until payment in full of the Obligation, Borrower agrees that:

        4.01 FINANCIAL STATEMENTS, REPORTS AND DOCUMENTS OF BORROWER AND OTHER PERSONS. Borrower shall deliver or cause to be delivered to Lender each of the following:

                (a) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within one hundred five (105) days after the end of each fiscal year of Borrower and each Guarantor, respectively, beginning with the fiscal year ending December 31, 2005, (i) a copy of the annual report of Borrower and each Guarantor for such fiscal year containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow as at the end of such fiscal year and for the 12-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and compiled by independent certified public accountants of recognized standing reasonably acceptable to Lender, to the effect that such report has been prepared in accordance with GAAP and containing no material qualifications or limitations on scope and
        (ii) Audited Financial Statements for Behringer Harvard Short Term Opportunity Fund I LP.

                (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within forty-five (45) days after the end of each quarter of each fiscal year of Borrower and each Guarantor, respectively, beginning with the quarter ending December 31, 2005, a copy of an unaudited financial report of Borrower and each Guarantor as of the end of such quarter and for the portion of the fiscal year then ended, containing balance sheets and statements of income, retained earnings, and cash flow, all in reasonable detail certified by the chief executive officer, president or chief financial officer of Borrower and each Guarantor to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of Borrower and each Guarantor, on a consolidated and consolidating basis, at the date and for the periods indicated therein.

                (c) COMPLIANCE CERTIFICATE. Concurrently with the delivery of the financial information and statements required by SECTIONS 4.01(A) AND (B) hereof, a certificate executed by a responsible and authorized officer or representative of Borrower in the form attached as EXHIBIT H stating that a review of the activities of Borrower and the Property during such Quarterly Period has been made under his or her supervision and that to the best of his or her knowledge and belief after reasonable and due investigation, (i) Borrower has observed, performed and fulfilled each and every material obligation and covenant contained herein and in each of the Loan Documents or, if there is any exception to the foregoing, specifying the nature and status thereof, (ii) there exists no Event of Default as of the date of such certificate or, if any such event shall have occurred, specifying the nature and status thereof, (iii) no default, material failure of performance or terminating event has occurred under the Management Agreement or any other Material Agreement, and no party to any such agreement has challenged or denied the validity or enforceability of such agreement or given any notice of default, termination or intent to terminate thereunder, or specifying the nature and status thereof, (iv) there is no litigation, mediation or arbitration which is material and is not covered by insurance pending with respect to Borrower or Manager or any of the Property or, if any such litigation, mediation, or arbitration is pending, specifying the nature and status thereof and (v) that all information and calculations delivered to Lender with respect to SECTIONS 4.01(A) AND (B) are true and correct in all material respects. Concurrently with the delivery of the financial information and statements required by SECTION 4.01(B) hereof, a certificate executed by a responsible and authorized officer or representative of Borrower stating that Borrower is in full compliance with SECTION 4.09 hereof.

                (d) NOTICES BY GOVERNMENTAL AUTHORITIES. Promptly upon receipt of the same, true and complete copies of any official notice, claim or complaint by any Governmental Authority pertaining to any of the Property and which would have a material adverse effect upon Borrower, any Guarantor or the ownership, value, income, revenues or operation of or from the Property.

                (e) TAX RETURNS. Within ten (10) days after the first to occur of (i) the date actually filed, and (ii) the applicable filing deadline (including any extension(s) thereof), copies of all federal and state tax returns required to be filed by Borrower and each Guarantor, together with evidence of payment of any and all taxes shown to be due and owing thereunder.

                (f) MANAGEMENT AGREEMENT. Contemporaneously with Borrower's receipt or giving of same, a copy of any written communication with respect to any alleged default or default pursuant to or in connection with the Approved Management Agreement.

                (g)     NOTIFICATION BY BORROWER. The following notifications:

                        (i) promptly upon the filing of, and any material determination in, all litigation and all proceedings before any Governmental Authority affecting Borrower, any Guarantor or any of the Property;

                        (ii) promptly upon the occurrence thereof, of any material change in any fact or circumstance represented or warranted in this Loan Agreement or any of the other Loan Documents, and of any fact or circumstance which might materially interfere with the operation of the Property;

                        (iii) within five (5) Business Days after the occurrence thereof, of any payment default, any failure to satisfy any financial covenant, or any other material default under any note, indenture, loan agreement, mortgage, lease, deed or other similar agreement relating to any Indebtedness of Borrower or any Guarantor;

                        (iv) within five (5) Business Days after the occurrence thereof, if Borrower or any Guarantor shall incur, create, contract for, waive, assume, have outstanding, guarantee or otherwise become liable with respect to Indebtedness;

                        (v) promptly upon the occurrence thereof, of any name change or change in Fiscal Year for Borrower or any Guarantor;

                        (vi) promptly upon the occurrence thereof, a copy of any amendment to the Organizational Documents of Borrower;

                        (vii) immediately upon Borrower's learning thereof, of any event or occurrence which constitutes a Potential Default; and

                        (viii) within five (5) Business Days after the date entered into, a copy of each contract, agreement, arrangement or understanding evidencing a material Operating Agreement which has a primary term which is greater than one year and involves payments by Borrower in excess of $50,000 per year.

                (h) PROPERTY RIGHTS AND CLAIMS. Promptly upon receipt of same, a copy of any notice or other instrument received by Borrower which might materially adversely affect the Property or the Liens securing the Obligation including, without limitation, any notice from a public authority concerning any tax or special assessment, or any notice of any alleged violation of any zoning ordinance, restrictive covenant, fire ordinance, building code provision, or other Governmental Requirement affecting the Property.

                (i) OTHER INFORMATION. Such other information concerning the business, properties, or financial condition of Borrower and any Guarantor as Lender shall reasonably request.

        4.02 LOAN PROCEEDS. Borrower shall use the proceeds of the Initial Advance to pay amounts set forth on the Borrower's Statement prepared by the Title Company for Closing, approved by Lender, and shall use the balance of the proceeds of the Loan Amount only for the purposes for which they are advanced in accordance with this Loan Agreement.

        4.03 ASSETS OF BORROWER. The only business of Borrower shall be the ownership and operation of the Property and the Hotel/Retail Property, and the only asset of Borrower shall be the Property and the Hotel/Retail Property and other assets directly related to the operation of the Property and the Hotel/Retail Property.

        4.04 LEASES. Borrower shall execute no Lease with respect to any portion of the Residential Condominium or the Future Development Area Unit without the prior written consent of Lender. In the event Lender consents to any Lease upon such Property (i) Borrower shall not collect any rent for more than one month in advance under any such Lease, (ii) Borrower shall not pledge, transfer, assign, mortgage, encumber, or allow to be encumbered any Leases or future payments of the Rents except to Lender and (iii) at the request of Lender, Borrower will assign and transfer to Lender any and all Leases and execute and deliver all such further assurances and assignments as Lender shall from time to time require.

        4.05    MANAGEMENT, MAINTENANCE, REPAIRS AND ALTERATIONS.

                (a) The Property shall at all times be managed directly and exclusively by Manager pursuant to the Approved Management Agreement.

                (b) Borrower shall cause the Aggregate Property to be operated, maintained and managed at all times in a first-class manner consistent with the requirements of the Master Declaration and shall cause the Property to be operated, maintained and managed at all times in a first-class manner consistent with the requirements of the Master Declaration and Residential Condominium Declaration. Borrower shall keep in effect (or cause to be kept in effect) at all times all permits, licenses and contractual arrangements as may be necessary to meet the standard of operation described in the foregoing sentence or as may be required by Governmental Requirements.

                (c) Except as contemplated by the Plans and Approved Budget, Borrower (i) shall not undertake to construct any Improvements on the Property without the prior written consent of Lender, (ii) shall not commit or permit any waste or deterioration of or to the Property, and
        (iii) following completion of the Improvements, shall constantly keep and maintain the Property and all amenities in connection therewith in good and neat order and repair and in compliance with the requirements of the Master Declaration and the Residential Condominium Declaration.

                (d) From time to time, as required by Lender, Borrower and Manager shall permit Lender and any Governmental Authority and their respective agents, employees and representatives, to enter upon the Property for the purpose of inspection thereof.

                (e) Borrower will act prudently and in accordance with customary industry standards in managing and operating its assets, properties, business and investments (including the Property and the Hotel/Retail Property). Borrower will keep the Property, the Hotel/Retail Property and all of its other assets which are reasonably necessary to the conduct of its business in good working order and condition.

        4.06 INSPECTION OF BOOKS AND RECORDS. Borrower shall at all times keep complete and accurate books, records and accounts of its transactions, in accordance with GAAP, and permit any representative of Lender, at all reasonable times upon reasonable notice, to examine and copy the books and records of Borrower, and all contracts, statements, invoices, bills, and claims for labor, materials, and services supplied for the construction, reconstruction, maintenance, operation and repair of the Property.

        4.07 COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Borrower shall timely comply with all Governmental Requirements affecting the Property and, upon request by Lender, deliver to Lender evidence thereof to the extent reasonably available. Borrower assumes full responsibility for the compliance of the Plans and the Property with all Governmental Requirements, applicable restrictive covenants and sound building and engineering practices and, notwithstanding any approvals by Lender, Lender shall not have any obligation or responsibility whatsoever for the Plans or any other matter incident to the Property or the construction, renovation or maintenance of any part of the Improvements.

        4.08    INSURANCE AND NOTICE.

                (a) Borrower shall maintain, or cause to be maintained, in full force and effect, until the Loan and Obligation have been paid in full, insurance as evidenced by the Insurance Policies, and shall deliver or cause to be delivered to Lender, (a) contemporaneously with the execution hereof, the Insurance Policies or certificates evidencing the Insurance Policies and (b) all renewal Insurance Policies, or certificates thereof, at least fifteen (15) days before the expiration date of each expiring Insurance Policy. Each insurance policy shall contain a provision whereby the insurer agrees that the policy shall not be cancelled or modified without providing at least thirty (30) days prior written notice to the Lender. The insurers waive any rights to claim any premiums and commissions against Lender and provide that the Lender is permitted to make payments to effect continuation of the policies in the event of notice of cancellation due to non-payment of premiums. The policies shall provide that, with respect to the interest of the Lender, the policy will not be invalidated and shall insure Lender regardless of any act, failure to act, negligence, or violation of warranties, or conditions in the policy by any named insured.

                (b) BORROWER IS REQUIRED TO (I) KEEP THE PROPERTY INSURED AGAINST DAMAGE IN THE AMOUNT THE LENDER SPECIFIES; (II) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THIS STATE OR AN ELIGIBLE SURPLUS LINES INSURER; AND (III) NAME THE LENDER AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF A LOSS. BORROWER MUST, IF REQUIRED BY THE LENDER, DELIVER TO THE LENDER A COPY OF THE POLICY AND PROOF OF THE PAYMENT OF PREMIUMS. IF BORROWER FAILS TO MEET ANY REQUIREMENT LISTED IN THE PRECEDING TWO SENTENCES, LENDER MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF BORROWER AT BORROWER'S

        EXPENSE. This Notice is provided pursuant to the requirements of Texas Finance Code ss.307.052.

        4.09 PAYMENT OF TAXES. Borrower shall pay and discharge all taxes, assessments, and governmental charges or levies imposed upon Borrower (whether imposed by contract or agreement or by Governmental Requirement), or upon Borrower's income or profits, or upon any of the Property or upon any other property belonging to it before delinquent; PROVIDED, HOWEVER, that Borrower shall not be required to pay any such tax, assessment, charge, or levy if and so long as the amount, applicability, or validity thereof shall currently be contested in good faith by appropriate proceedings and appropriate reserves therefor have been established, unless such contest would violate SECTION 4.10 hereof. Borrower shall deliver to Lender evidence of the payment of all such taxes, assessments and governmental charges and levies by no later than thirty
(30) days after the payment of any such taxes, assessments and governmental charges or levies is due.

        4.10 PAYMENT OF CLAIMS. Borrower shall promptly pay or cause to be paid when due all lawful taxes and assessments and all costs and expenses incurred in connection with the Property and the Hotel/Retail Property, and shall keep the Property free and clear of any Liens, charges, or claims other than the Liens of the Mortgage and other Liens securing obligations of Borrower to Lender, and the Permitted Exceptions. Notwithstanding anything to the contrary contained in this Loan Agreement, Borrower (a) may contest the validity or amount of any claim of any contractor, consultant, architect, or other person providing labor, materials, or services with respect to the Property, (b) may contest any tax or special assessments levied by any Governmental Authority, and
(c) may contest the enforcement of or compliance with any Governmental Requirement, and such contest on the part of Borrower shall not be an Event of Default hereunder IF during the pendency of any such contest, Borrower shall furnish to Lender and Title Company (i) a bond indemnifying against liens in accordance with applicable law with corporate surety satisfactory to Lender and Title Company or (ii) other security as required by a court of competent jurisdiction to remove any such lien as an encumbrance against the Property, and provided that Borrower shall immediately pay any amount adjudged by a court of competent jurisdiction to be due, with all costs, interest, and penalties thereon.

        4.11 COSTS AND EXPENSES. Borrower shall pay when due all costs and expenses required by this Loan Agreement including, without limitation, (a) all taxes and assessments applicable to the Property, (b) all fees for filing or recording the Loan Documents, (c) all fees and commissions lawfully due to brokers, salesmen, and agents in connection with the Loan or the Property and which are not incurred by Lender, (d) all reasonable fees, disbursements, and expenses of legal counsel to Lender incurred in connection with the Loan, (e) all title insurance and title examination charges, including premiums for the Title Insurance Policy, (f) all survey costs and expenses, including the cost of the Survey, (g) all premiums for the Insurance Policies, (h) all costs and expenses of the Environmental Audit, the Engineer's Audit, the Insurance Audit, and the Appraisal, and (i) all other reasonable costs and expenses payable to third parties which are incurred by Lender in connection with the consummation of the transactions contemplated by this Loan Agreement, whether incurred prior to or after the date hereof.

        Borrower further agrees to pay all out-of-pocket expenses to third parties incurred by Lender in connection with the preparation of this Loan Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions thereby contemplated shall be consummated) or incurred by Lender in connection with the administration or the enforcement or protection of its rights and obligations (or the rights and obligations of Lender) in connection with this Loan Agreement and the other Loan Documents or in connection with the Loan made or any Note issued hereunder including, but not limited to, all reasonable fees, charges and disbursements of counsel for Lender and all out-of-pocket expenses incurred by Lender for reasonable visits by Lender's employees and agents to inspect the Property.

        4.12 INDEMNITY BY BORROWER. Borrower will indemnify, save, defend, and hold harmless Lender and its respective Affiliates, directors, officers, shareholders, agents, attorneys, and employees (collectively, the "INDEMNITEE") from and against: (a) any and all claims, demands, actions, or causes of action that are asserted against any indemnitee by any Person if the claim, demand, action, or cause of action relates to a claim, demand, action, or cause of action that the Person asserts or may assert against Borrower, any Guarantor or any of the Property, (b) any and all claims, demands, actions or causes of action that are asserted against any indemnitee if the claim, demand, action or cause of action directly or indirectly relates to the failure of Borrower, any Guarantor or any other Person to perform or comply with any of the terms, covenants or provisions of this Loan Agreement or of any of the other Loan Documents, (c) any and all claims, demands, actions or causes of action that are asserted against any indemnitee if the claim, demand, action or cause of action directly or indirectly relates to any failure of condition or any other breach or default under any Governmental Requirement applicable to Borrower, any Guarantor or any of the Property, (d) any administrative or investigative proceeding by any Governmental Authority directly or indirectly related to a claim, demand, action or cause of action described in clauses (a), (b) or (c) above, and (e) any and all liabilities, losses, costs, or expenses (including reasonable attorneys' fees, expenses and disbursements) that any indemnitee suffers or incurs as a result of any of the foregoing; PROVIDED, HOWEVER, that Borrower shall have no obligation under this SECTION 4.12 to any indemnitee with respect to any of the foregoing arising out of the gross negligence or willful misconduct of such indemnitee or any of such indemnitee's agents or employees nor shall Borrower have any obligation under this SECTION 4.12 to any indemnitee with respect to any negligent act of Lender in operating or managing the Property after Lender has taken possession thereof. If any claim, demand, action or cause of action is asserted against any indemnitee, such indemnitee shall promptly notify Borrower, but the failure to do so shall not affect Borrower's obligations under this SECTION 4.12 unless such failure materially prejudices Borrower's right to participate in the contest of such claim, demand, action or cause of action, as hereinafter provided. If requested by Borrower in writing and so long as no Event of Default shall have occurred and be continuing, such indemnitee shall in good faith contest the validity, applicability and the amount of such claim, demand, action or cause of action and shall permit Borrower to participate in such contest. Any indemnitee that proposes to settle or compromise any claim or proceeding for which Borrower may be liable for payment of indemnity hereunder shall give Borrower written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain Borrower's concurrence thereto. Each indemnitee is authorized to employ counsel in enforcing its rights hereunder and in defending against any claim, demand, action, or cause of action covered by this SECTION 4.12; PROVIDED, HOWEVER, that each indemnitee shall endeavor, but shall not be obligated, in connection with any matter covered by this SECTION 4.12 which also involves other indemnitees, to use reasonable efforts to avoid unnecessary duplication of effort by counsel for all indemnitees.

        4.13 FURTHER ASSURANCES. Borrower will make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such vouchers, invoices, notices, certifications, additional agreements, undertakings, conveyances, deeds of trust, mortgages, transfers, assignments, financing statements or other assurances, and take all such other action, as Lender may, from time to time, deem reasonably necessary or proper in connection with this Loan Agreement or any of the other Loan Documents, the obligations of Borrower hereunder or thereunder, or for better assuring and confirming unto Lender all or any part of the security for any of the Obligation.

        4.14 CONSTRUCTION CONTRACTS. Borrower shall become party to no contract, for the performance of any work on the Property or for the supplying of any labor, materials, or services for the construction of any improvements on the Property except upon such terms and with such parties as shall be reasonably approved in advance in writing by Lender. Each Construction Contract shall apply only to construction of the Improvements and Property and shall not cover construction on or related to the Hotel/Retail

Property or any other property. Each Construction Contract must contain a disclaimer by the Contractor of any and all claims for any lien against the Land or Property in connection with any materials delivered to or services furnished with respect to the Hotel/Retail Property. Contemporaneously with the execution by Borrower of any construction contract for construction of any of the Improvements, Borrower shall deliver to Lender a Contractor's Affidavit and Subordination executed by the Contractor. Each Construction Contract shall provide that all liens of the contractor are subordinate to the Mortgage and shall require all subcontracts entered into by the contractor to contain a provision subordinating the subcontractor's liens to the lien of the Mortgage. No change orders requiring an increase in the cost of any labor, materials or services in connection with the Property in excess of $100,000 per change order, or in excess of $500,000 in the aggregate of increases required by all change orders, shall be effective without the prior written approval of Lender. Notwithstanding the foregoing, no change order which results in a change in the Approved Budget which is not permitted by SECTION 4.16 may be made. No approval by Lender of any construction contract or change order shall impose upon Lender any responsibility for the adequacy, form, or content of such construction contract or any change orders.

        4.15 PLANS. Borrower shall deliver to Lender, for Lender's review, a complete set of plans and specifications for the Improvements not later than thirty (30) days before Borrower desires to commence construction of the Improvements. Lender shall employ, at Borrower's cost and expense, the Inspecting Architect/Engineer to review and comment upon plans and specifications submitted by Borrower. Borrower and Borrower's Architect shall resolve any comments or concerns of Lender or the Inspecting Architect/Engineer. The plans and specifications approved by Lender shall constitute the "PLANS" for purposes of this Loan Agreement. Lender shall use commercially reasonable efforts to ensure that Lender and Lender's consultants do not unreasonably delay a response to Borrower as to any plans and specifications submitted to Lender for review.

        4.16 PROSECUTION OF CONSTRUCTION. The construction of the Improvements shall be prosecuted with due diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable Governmental Requirements, and the Plans. From and after the date hereof, Borrower shall not permit complete cessation of work for a period in excess of thirty (30) consecutive days without the prior written consent of Lender (which consent shall not be unreasonably withheld), except for staging of construction as set forth in a schedule submitted to Lender in connection with the Plans, delays due to weather, strikes, riots, acts of God, war, unavailability of labor or materials, governmental laws, regulations or restrictions. Borrower shall promptly notify Lender of any such delays; provided, however, that in no event shall work cease for a period in excess of one hundred and twenty (120) aggregate days regardless of the cause. Borrower shall, in any event, complete construction of all Improvements free and clear of all liens on or before the Construction Commitment Termination Date.

        4.17 CORRECTION OF DEFECTS. Borrower shall correct or cause to be corrected (i) any material defect in any part of the Improvements, (ii) any material departure (other than pursuant to change orders provided for by SECTION
4.14 above) in the construction of any part of the Improvements from the Plans and Governmental Requirements, or (iii) any encroachment by any part of the Improvements upon any building line, easement, property line, or restricted area, in each case except as may be consented to by Lender following Borrower's written notice to Lender of such issue.

        4.18 STORAGE OF MATERIALS. Borrower shall cause all materials supplied for, or intended to be utilized in, the construction of any part of the Improvements, but not affixed to or incorporated into the Improvements or the Property, to be stored on the Property or at such other location as may be approved by Lender in writing, with adequate safeguards, to prevent loss, theft, damage, or commingling with other materials or projects.

        4.19 INSPECTION OF THE PROPERTY. Borrower shall permit Lender, the Inspecting Architect/Engineer, any Governmental Authority, and their respective agents and representatives, to enter upon the Property and Hotel/Retail Property and any locations where materials intended to be utilized in the construction of any part of the Improvements are stored, for the purpose of inspection of the Property, the Improvements, and such materials at all reasonable times.

        4.20 NOTICES BY GOVERNMENTAL AUTHORITY, FIRE AND CASUALTY LOSSES, ETC. Borrower shall timely comply with and promptly furnish to Lender true and complete copies of any official notice or claim by any Governmental Authority pertaining to the Property. Borrower shall promptly notify Lender of any fire or other casualty or any notice of taking or eminent domain action or proceeding affecting the Property or the Hotel/Retail Property.

        4.21 APPLICATION OF ADVANCES AND THE LOAN. No part of the Loan will be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" (as defined by Federal Reserve Board Regulation U) or extending credit to others for the purpose of purchasing or carrying any margin stock.

        4.22 THE BORROWER'S DEPOSIT. If Lender reasonably determines at any time that the unadvanced portion of the Loan will be insufficient for payment in full of (i) the costs of labor, materials, and services required for the construction of the Improvements, (ii) other costs and expenses specified in the Approved Budget, and (iii) other costs and expenses required to be paid in connection with the acquisition and financing of the Land and the construction of the Improvements in accordance with the Plans and any Governmental Requirements, then Borrower shall, within five (5) days of a written request from Lender, deliver such funds as Lender may require (the "BORROWER'S DEPOSIT") to Lender. Lender shall not be required to pay interest on such Borrower's Deposit. Lender may advance all or a portion of the Borrower's Deposit prior to disbursing any additional proceeds of the Loan. Borrower shall promptly notify Lender in writing if and when the cost of the construction of the Improvements exceeds, or appears likely to exceed, the amount of the unadvanced portion of the Loan and the unadvanced portion of the Borrower's Deposit.

        4.23 DIRECT DISBURSEMENT AND APPLICATION BY LENDER. Lender shall have the right, but not the obligation, to disburse and directly apply the proceeds of any Advance to the satisfaction of any of Borrower's obligations hereunder. Any Advance by Lender for such purpose, except from the Borrower's Deposit, shall be part of the Loan and shall be secured by the Security Instruments. Lender shall notify Borrower in writing of any disbursements made directly by Lender; provided, however, Lender shall have no liability to Borrower for failure to deliver such notice. Borrower hereby authorizes Lender to hold, use, disburse, and apply the proceeds of the Loan and the Borrower's Deposit for payment of the costs of construction of the Improvements, expenses incident to the Loan and the Property, and the payment or performance of the Obligation. Borrower hereby assigns and pledges the proceeds of the Loan and the Borrower's Deposit to Lender for such purposes. Lender may advance and incur such expenses as Lender deems necessary for the completion of construction of the Improvements and to preserve the Property, and any other security for the Loan, and all such expenses, even though in excess of the amount of the Loan, shall be secured by the Security Instruments, and payable to Lender upon demand. Lender may disburse any portion of any Advance at any time, and from time to time, to persons other than Borrower for the purposes specified in this SECTION 4.11, irrespective of the provisions of SECTION 2.03 hereof, and the amount of Advances to which Borrower shall thereafter be entitled shall be correspondingly reduced.

        4.24 ANTI-TERRORISM COMPLIANCE Borrower shall maintain adequate procedures and policies to ensure that it is in compliance at all times with the requirements of Anti-Terrorism and Anti-Money Laundering Laws, including without limitation, Executive Order 13224, 66 Fed. Reg. 49079 (published September 25,
2001).

        4.25 DEFENSE OF TITLE. Borrower will preserve and defend its title to the Property, will forever warrant and defend the same to Lender, and will forever warrant and defend the validity and priority of the Liens of the Loan Documents with respect to the Property against the claims of all Persons whomsoever.

                                    ARTICLE V

                               NEGATIVE COVENANTS

        Until payment in full of the Obligation, Borrower agrees that:

        5.01 NAME, FISCAL YEAR AND ACCOUNTING METHOD. Borrower will not change its Fiscal Year or, except as may be approved by Lender, its method of accounting or its name. Lender will not unreasonably withhold its consent to any name change if, in connection with such name change, Borrower executes such financing statements and other documents as Lender may reasonably require to protect and preserve the Liens, rights, benefits, privileges and claims of Lender under the Loan Documents.

        5.02 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE. Without the prior written consent of Lender, which consent may be granted or withheld at Lender's sole discretion, Borrower will not consolidate with or merge into any other Person or convey, transfer or lease its properties or assets substantially as an entirety to any Person.

        5.03 ERISA COMPLIANCE. Neither (a) Borrower, nor (b) any ERISA Affiliate will take any action of fail to take any action in violation of ERISA.

        5.04 TRANSACTIONS WITH AFFILIATES. Borrower will not enter into any transaction with, or pay any construction, service, operation, management or other fees to itself or any Affiliate of Borrower except with Lender's consent, such consent not to be unreasonably withheld (it being agreed that each transaction disclosed in the prospectus of Behringer Harvard Short-Term Opportunity Fund I LP has been approved by Lender); PROVIDED, HOWEVER, that Borrower may enter into transactions with an Affiliate of Borrower upon terms not less favorable to Borrower than would be obtainable at the time in comparable transactions of Borrower in arms-length dealings with Persons other than such affiliated or related Persons.

        5.05 NO CONDITIONAL SALES CONTRACTS, ETC. No materials, equipment, or fixtures shall be supplied, purchased, or installed for the construction or operation of the Property pursuant to security agreements, conditional sale contracts, lease agreements, or other arrangements or understandings whereby title or a security interest is retained by any party or the right is reserved or accrues to any party to remove or repossess any property, materials, equipment or fixtures intended to be utilized in the construction, renovation or operation of the Property.

        5.06 LINES OF BUSINESS. Borrower will not, directly or indirectly, engage in any business other than those in which it is presently engaged, or discontinue any of its existing lines of business or substantially alter its method of doing business.

        5.07 EASEMENTS. Borrower shall not grant any easements or licenses for utilities, roads or any other purposes over, under or on any of the Property without the prior written consent of Lender, which consent will not be unreasonably withheld or delayed by Lender.

        5.08 CHANGES IN ZONING. Borrower will not request or seek to obtain any change to, or consent to any request for or change in, any Governmental Requirement, restrictive covenant or other restriction applicable to any of the Property or any other law, ordinance, rule, regulation, restrictive covenant or restriction affecting the zoning, development or use of any of the Property, or any variance or special exception therefrom, without the prior written consent of Lender, which consent will not be unreasonably withheld or delayed.

        5.09 NEW CONSTRUCTION. Except with respect to construction of the Improvements as contemplated in the Plans and Approved Budget, Borrower shall not undertake to construct any new building or other significant improvement on the Land without the prior written consent of Lender.

        5.10 LIMITATION ON INDEBTEDNESS AND LIENS. Borrower shall not incur, create, contract for, waive, assume, have outstanding, guarantee or otherwise become liable with respect to Indebtedness other than Permitted Indebtedness, or grant or suffer to exist any Liens other than Permitted Liens.

        5.11 DISTRIBUTIONS, DIVIDENDS AND REPAYMENTS. Borrower shall not make or allow to be made any Distributions or Dividends at any time if any Event of Default has occurred and is continuing.

        5.12 LIMITATION ON INVESTMENTS. Borrower shall not, without the prior written consent of Lender, directly or indirectly, make, retain or have outstanding any investments (whether through purchase of stock or obligations or otherwise) in, or loans or advances to, any other Person or acquire all of any substantial part of the assets or business of any other Person, or be or become liable as endorser, guarantor, surety or otherwise for any debt, obligation or undertaking of any other Person or otherwise agree to provide funds for payment of the obligations of another, or supply funds thereto or invest therein or otherwise assure a creditor of another against loss or apply for or become liable to the issuer of a letter of credit or subordinate any claim or demand it may have to the claim or demand of any other Person; PROVIDED, however, that the foregoing provisions shall not apply to nor operate to prevent.

                (a) investments in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America provided that any such obligations shall mature within one year from the date the same are acquired by Borrower;

                (b) investments in commercial paper rated P-1 by Moody's Investors Services, Inc., or A-1 by Standard & Poor's Corporation maturing within one year of the date of issuance thereof;

                (c) investments in certificates of deposit issued by any United States or OECD commercial bank with a branch in the U.S. and in all cases having capital and surplus of not less than $50,000,000; and

                (d) endorsements for collection or deposit of commercial paper received in the ordinary course of business.

        5.13 ORGANIZATIONAL DOCUMENTS. Borrower shall not amend its Organizational Documents without the prior written consent of Lender, which consent will not be unreasonably withheld or delayed with respect to any amendment necessary in connection with a Permitted Transfer.

        5.14 MATERIAL AGREEMENTS. Without Lender's prior written consent, which consent will not be unreasonably held, Borrower shall not amend, restate or supplement, or allow the amendment, restatement or supplement of, or allow any default or failure of performance to occur under, any Material

Agreement. Without the prior written consent of Lender, Borrower shall not allow the termination or rescission of any Material Agreement.

        5.15 ANTI-TERRORISM COMPLIANCE. Borrower shall not permit any Person who is an OFAC Prohibited Person to own any direct or indirect interest in Borrower or any Guarantor.

        5.16 MASTER DECLARATION Borrower shall not (i) exercise any of the Declarant Rights under the Master Declaration without the prior written approval of Lender of each act or omission in pursuance thereof and (ii) cast any vote as an Owner of any Unit with respect to the Master Association (as defined in the Master Declaration) without the prior written approval of Lender. Without limitation of the foregoing, without the prior written consent of Lender, Borrower shall take no action to reduce or impair any easement created in the Master Declaration or alter any Common Element which is shared by the Residential Unit or any Sub-Unit of the Residential Unit.

        5.17 RESIDENTIAL UNIT DECLARATION Borrower shall not (i) exercise any of the Declarant Rights under the Residential Condominium Declaration without the prior written approval of Lender of each act or omission in pursuance thereof and (ii) cast any vote as an Owner of any Residence with respect to the Residential Association (as defined in the Residential Condominium Declaration) without the prior written approval of Lender.

                                   ARTICLE VI

                              CONDITIONS OF LENDING

        The effectiveness of this Loan Agreement and the obligation of Lender to make the Loan are subject to the conditions precedent that Lender shall have received, each dated as of the date hereof, unless otherwise expressly stated, all of the following, in form and substance acceptable to Lender:

        6.01 LOAN DOCUMENTS. Fully executed and, where appropriate, acknowledged counterparts of this Loan Agreement, the Note, the Mortgage, the Assignments of Leases and Rents, the Environmental Indemnity Agreement, the Guaranties, the Financing Statements, the Lender - Manager Agreement and the Approved Manager Agreement.

        6.02 GOVERNMENTAL APPROVALS. Zoning letters, an engineer's report or other evidence, in form reasonably satisfactory to Lender, that the Property complies with applicable zoning requirements and that the Improvements, after completion of construction, will comply with the Americans with Disabilities Act of 1990, Pub. L. No. 89-670, 104 Stat. 327 (1990), as amended, and all regulations promulgated pursuant thereto to the extent compliance is required thereby.

        6.03 APPRAISAL. An Appraisal of the Property dated not earlier than March 28, 2005, confirming that the aggregate value of the Property, after completion of the Improvements, will be equal to or will exceed Forty-Six Million Three Hundred Thousand Dollars ($46,300,000.00).

        6.04 INSURANCE. Insurance Policies covering the Property, including without limitation, builder's risk insurance.

        6.05 SURVEY. A Survey of the Land dated within six (6) months of the Closing Date or such more recent date as is required by the Title Insurance Company to issue to Lender the Title Policy in the form required.

        6.06 TITLE INSURANCE. A Title Insurance Commitment, whereby the Title Insurance Company unconditionally commits to issue the Title Insurance Policy.

        6.07    UCC SEARCHES. The UCC Searches.

        6.08    FINANCIAL INFORMATION. The Initial Financial Statements.

        6.09    SOILS REPORT . The Soils Report.

        6.10 INSPECTING ARCHITECT/ENGINEER AUDIT. The Inspecting Architect/Engineer Audit.

        6.11    ENVIRONMENTAL AUDIT. The Environmental Audit.

        6.12 APPROVED MANAGEMENT AGREEMENT True and complete copies of the Approved Management Agreement, if any.

        6.13 ORGANIZATIONAL DOCUMENTS. True and complete copies of the Organizational Documents of Borrower, each partner of Borrower, and Guarantors.

        6.14    TAX INFORMATION. The Tax Information.

        6.15    OPINIONS OF COUNSEL. The Legal Opinions.

        6.16 ACCOUNT. The Account shall have been established with Texans Credit Union.

        6.17    THE FEES. The Origination Fee required by SECTION 2.05 hereof.

        6.18 PARTNERSHIP CONSENT. A consent of Borrower to the incurrence by Borrower of the Loan, in form and substance reasonably acceptable to Lender. A consent of the members of each Guarantor to the execution and delivery of their respective Guaranty and the Environmental Indemnity.

        6.19 ANB CONSTRUCTION LOAN. Closing of the ANB Construction Loan and delivery to Lender of a paydown on the Original Loan from the proceeds of the ANB Construction Loan in the amount shown on a settlement statement prepared by the Title Company in connection with Closing and approved by Lender.

        6.20 ADDITIONAL INFORMATION. Such other information and documents as may reasonably be required by Lender and its counsel.

                                   ARTICLE VII

                                EVENTS OF DEFAULT

        An "EVENT OF DEFAULT" (herein so called) shall exist if any one or more of the following events shall occur:

                (a) The failure of payment when due of (i) the principal of or accrued, unpaid interest on the Note upon maturity, whether upon the Maturity Date or earlier following acceleration, (ii) any regularly scheduled installment of interest on the Note on or before ten (10) days after the due date, or (iii) any other part of the Obligation on or before ten (10) days after written notice from Lender;

                (b) The failure of any Person other than Lender to punctually and properly perform any covenant, agreement, obligation, or condition contained herein or in any other Loan Document and (except for any negative covenant contained in ARTICLE IV, for which no notice or grace period shall apply) the continuance of such failure for a period of thirty (30) days following the earlier of Borrower's actual knowledge thereof or written notice thereof from Lender, or such longer period of time (but in no event longer than sixty (60) days from the date of such failure) as may be necessary to cure such failure provided that such Person is diligently working to cure or remedy such failure; or

                (c) Any statement, representation, or warranty in this Loan Agreement or any other Loan Document by any Person other than Lender was false, misleading, or erroneous in any material respect as of the date made; or

                (d) Borrower or any Guarantor shall (i) execute a general assignment for the benefit of its creditors, or (ii) become the subject, voluntarily or involuntarily, of any bankruptcy, insolvency or reorganization proceeding; provided, however, it shall not be an Event of Default if Borrower or a Guarantor becomes the subject of an involuntary bankruptcy, insolvency or reorganization proceeding so long as such person promptly objects to such proceeding and seeks a dismissal thereof AND the proceeding is dismissed within sixty (60) days following its filing, or (iii) admit in writing that it is unable to pay its debts generally as they become due, or (iv) apply for or consent to the appointment of a custodian, receiver, trustee, or liquidator of itself or of all or a substantial part of its assets, or (v) file a voluntary petition seeking protection under any Debtor Relief Laws, or other insolvency law now or hereafter existing, or (vi) file an answer admitting the material allegations of, or consenting to, or default in filing an answer to, a petition filed against it in any bankruptcy, reorganization, or other insolvency proceedings, or (vii) institute or voluntarily be or become a party to any other judicial proceedings intended to effect a discharge of the debts of such person, in whole or in part, or a postponement of the maturity and the collection thereof, or a suspension of any of the rights or powers of Lender granted in the Note, the Mortgage, this Loan Agreement, any Guaranty or the other Loan Documents; or

                (e) An order, judgment, or decree shall be entered by any court of competent jurisdiction appointing a custodian, receiver, trustee, or liquidator of Borrower or any Guarantor or of all or any substantial part of such Person's assets; or

                (f) The failure of Borrower or any Guarantor to pay (or bond to the satisfaction of Lender) any money judgment against such person in excess of $10,000.00, or with respect to each and every money judgment against Borrower or any Guarantor, $50,000.00 in the aggregate as to each such person, at least ten (10) Business Days prior to the date on which its assets may be sold to satisfy such judgment; or

                (g)     The failure to have discharged within a period of ten
        (10) Business Days after the commencement thereof any attachment, sequestration, or similar proceedings against any of the assets of Borrower or any Guarantor; or

                (h) The liquidation, dissolution or termination of Borrower or any Guarantor; or

                (i) Any of the Loan Documents shall for any reason cease to be in full force and effect, or be declared null and void or unenforceable in whole or in material part; or the validity or enforceability (but excluding reasonable issues of interpretation) of any Loan Document shall be challenged or denied by any party thereto; or

                (j) Condemnation of all or any part of the Property which, in Lender's good faith judgment, (i) results or will result in the Property or any portion thereof failing to comply in any material respect with any Governmental Requirement or any restriction affecting the Property or (ii) will, in Lender's reasonable judgment, materially and adversely affect the operation or use of the Property, including without limitation, access, parking, security or material amenities; or

                (k) Without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion, there shall be any transfer, sale, Lease, trade, conveyance, exchange, mortgage, encumbrance, pledge, assignment or other disposition of (i) the Property (except for Leases permitted hereunder and Permitted Personal Property Transactions), (ii) any ownership interest in Borrower except for a Permitted Transfer, (iii) the right to receive distributions, dividends or profits from Borrower, or (iv) any portion of, or any interest in, any of the property, rights and interests described in the foregoing SUBSECTIONS (I), (II), OR (III); or

                (l) The Liens created (or purported to be created) by the Mortgage or any other Loan Documents should become unenforceable, or cease to be first priority Liens; or

                (m) Any default or failure of performance occurs under any Permitted Indebtedness (except the Obligation) involving an aggregate amount in excess of $100,000 and is not cured to the satisfaction of the holder of such Indebtedness within the applicable cure period, if any, expressly granted in the documents evidencing such Indebtedness; or

                (n) An inability of Borrower to satisfy any conditions specified in this Loan Agreement as precedent to the obligation of Lender to make an Advance within thirty (30) days after written notice from Lender that Borrower has failed to satisfy the conditions to an Advance requested pursuant to a Request for Disbursement; or

                (o) A failure of any of the materials supplied for the construction of the Improvements to comply in any material respect with the Plans or any Government Requirements and such non-compliance is not corrected by (i) if such failure is reasonably susceptible of cure within thirty (30) days, within thirty (30) days of written notice from Lender, or (ii) if such failure is not reasonably susceptible of cure within thirty (30) days, the first to occur of (A) within one hundred twenty (120) days following written notice from Lender, so long as Borrower commences the cure within the first thirty (30) days and diligently prosecutes such cure to completion, (B) the applicable deadline imposed by any Governmental Authority or Governmental Requirement, or (C) the Construction Commitment Termination Date; or

                (p) The Improvements are not complete (other than non-material punch list items) as contemplated in the Plans and the Approved Budget within thirty (30) days beyond the Construction Commitment Termination Date; or

                (q) The proceeds of the Loan, or any part thereof, are being, or shall at any time have been, diverted to a purpose other than the purpose for which advanced; or

                (t) Any default or event of default occurs and is not cured within any applicable cure period under the ANB Construction Loan; or

                (u) Borrower exercises any of Declarant Rights under the Master Condominium Declaration or the Residential Condominium Declaration without the prior written consent of Lender.

                                  ARTICLE VIII

                          RIGHTS AND REMEDIES OF LENDER

        8.01 RIGHTS OF LENDER. At any time upon the occurrence and during the continuance of any Event of Default, Lender shall have the right, in addition to any other right or remedy of Lender, but not the obligation, in its own name or in the name of Borrower, to enter into possession of all or any portion of the Property; to perform all work necessary to complete the construction, reconstruction, maintenance or renovation of or to operate the Property; and to employ watchmen and other safeguards to protect such Property. Borrower hereby appoints Lender as the attorney-in-fact of Borrower, with full power of substitution, and in the name of Borrower, if Lender elects to do so, at any time upon the occurrence and during the continuance of any Event of Default to use such sums as are necessary to make such alterations, repairs and renovations to the Property and employ such architects, engineers, and contractors as may be required for the purpose of completing any construction, reconstruction, maintenance or renovation on the Property or any portion thereof substantially in accordance with Governmental Requirements, applicable restrictive covenants and the Management Agreement, or to operate the Property or any portion thereof,
(b) execute all applications and certificates in the name of Borrower which may be required for completion of construction, maintenance or renovation of or for the operation of any of the Improvements, or for the benefit of the Property,
(c) endorse the name of Borrower on any checks or drafts representing proceeds of the Insurance Policies, or other checks or instruments payable to Borrower with respect to the Property, (d) do every act with respect to the construction, repair, maintenance and operation of any of the Property or any portion thereof which Borrower may do, and (e) prosecute or defend any action or proceeding incident to the Property. The power-of-attorney granted hereby is a power coupled with an interest and is irrevocable. Lender shall have no obligation to undertake any of the foregoing actions, and if Lender should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender.

        Notwithstanding the foregoing, it is expressly understood that Lender assumes no liability or responsibility for the performance of any duties of Borrower hereunder or under any of the Loan Documents, applicable Governmental Requirements or restrictive covenants, or the Management Agreement, or other control over the management and affairs of Borrower, nor by any such action shall Lender be deemed to create a partnership with Borrower.

        8.02 ACCELERATION. At any time upon the occurrence and during the continuance of any Event of Default, Lender may, at its option, declare the Loan and the remaining Obligation to be immediately due and payable without presentment, demand, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate or other notice of any kind, all of which are expressly waived by Borrower; PROVIDED, HOWEVER, that if any Event of Default specified in ARTICLE VII(E) hereof shall occur, the principal of and all interest on the Loan shall thereupon become due and payable concurrently therewith, without any further action by Lender and without presentment, demand, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate or other notice of any kind, all of which are expressly waived by Borrower.

        8.03 FUNDS OF LENDER. Any funds of Lender used for any purpose referred to in this ARTICLE VIII shall constitute a portion of the Obligation, shall bear interest from the date advanced at the Default Rate, shall be secured by all collateral as security for the Loan and shall be due and payable immediately upon demand.

        8.04    INTENTIONALLY DELETED.

        8.05 PAYMENTS TO AFFILIATES. Borrower shall not pay or allow to be paid any amount to Borrower, Guarantor or any Affiliate of any such Person upon the occurrence and during the continuance of an Event of Default.

        8.06 MANAGEMENT AGREEMENT Upon the occurrence of any Event of Default, at any time prior to the completion of the Improvements, Lender may, at its option, require that the Management Agreement be terminated. Upon a foreclosure or deed in lieu of foreclosure with respect to all or any portion of the Property prior to the completion of the Improvements, each Purchaser (and Lender, if Lender is a Purchaser) shall have the right to terminate or continue the Management Agreement as and upon the terms described in the Lender Manager Agreement.

        8.07 OTHER RIGHTS AND REMEDIES. Unless such document expressly allows Lender to act prior to the occurrence of an Event of Default, and with or without accelerating the maturity of the Loan, Lender may proceed to take and enforce any of its rights, interests, benefits or privileges under the Loan Documents or which may be otherwise available to Lender, at law or in equity.

        8.08 NO WAIVER OR EXHAUSTION. No waiver by Lender of any of its rights or remedies hereunder, in the other Loan Documents, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and, no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

        8.09 RIGHT OF OFFSET. Borrower hereby grants to Lender a right of offset, to secure the repayment of the Obligation, upon any and all monies, securities or other property of Borrower, and the proceeds therefrom, now or hereafter held or received by or in transit to Lender, from or for the account of Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower, and any and all claims of Borrower against Lender at any time existing. At any time upon the occurrence and during the continuance of any Event of Default, Lender is hereby authorized at any time and from time to time, without notice to Borrower, to offset, appropriate, apply and enforce said liens against any and all items hereinabove referred to against the Loan and the remaining Obligation. Borrower waives any right of Borrower to require or request that Lender look to any of the Property or Collateral for repayment of the Obligation prior to exercising its right of offset and waives any obligation of Lender to do so.

        8.10    APPLICATION OF INSURANCE PROCEEDS..

                (a) Borrower shall give prompt notice to Lender of any damage, destruction or casualty to the Property or any part thereof, whether or not covered by insurance.

                (b) Lender may collect the proceeds of any and all insurance required to be carried under this Loan Agreement that may become payable with respect to the Property or any portion thereof (and Borrower hereby authorizes and directs each insurance company to make payment of such proceeds directly to Lender at Lender's request) and, at Lender's sole option, may apply the same to the Obligation in the order and manner as Lender may determine, or use all such casualty proceeds to allow Borrower to restore or rebuild the Property so damaged to a condition reasonably satisfactory to Lender provided that all of the following conditions are satisfied: (i) Lender determines in good faith that it is economically, financially and practically feasible to repair and restore the Property to its previous condition, with such repairs and restorations being completed prior to the Maturity Date;
        (ii) the total cost of repairing and restoring the Property to its previous condition, as estimated by an architect approved by Lender, shall not be greater than the amount of such casualty insurance proceeds together with any sums that Borrower deposits with Lender in advance for the purpose of paying for the cost of such repairs and restoration;
        (iii) such restoration and repair shall be accomplished in accordance with the requirements and conditions of SECTION 8.10(C) hereof; and (iv) no Event of Default has occurred and is continuing. Notwithstanding the foregoing, upon the request of Borrower, Lender shall make such insurance proceeds available to Borrower to restore or rebuild the Property if the insurance proceeds payable with respect to any damage, destruction or casualty do not exceed One Million Dollars ($1,000,000.00); provided, that the conditions set forth in SUBSECTIONS
        (I), (II), (III) AND (IV) above have been satisfied. To the extent Lender makes such proceeds available to restore or rebuild, the Improvements shall be repaired and restored so as to be of at least equal value in substantially the same character as prior to such damage or destruction on or before the Maturity Date. If such casualty proceeds are made available by Lender to Borrower, any surplus which may remain out of said insurance proceeds after payment of all costs and expenses of such repair and restoration shall, at the option of Lender, be applied as a payment or prepayment of the Obligation.

                (c) Any restoration or repair shall be commenced with due diligence and in good faith by Borrower and all funds held by Lender in accordance with the terms of this SECTION 8.10 shall be paid out from time to time as such restoration and repair progresses upon the written approval of Lender and the written request of Borrower, which requests shall be submitted in form and substance, and with supporting notices, documentation and waivers as may be required by Lender.

                (d) Prior to application or disbursal of any casualty insurance proceeds under this SECTION 8.10, Lender may deduct therefrom any expenses incurred in connection with the collection or handling of such proceeds, it being understood and agreed that Lender shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any such proceeds, and Lender shall provide Borrower a written summary of all expenses deducted from such proceeds.

                (e) In the event the Mortgage is foreclosed, or title to any of the Property is transferred in extinguishment, in whole or in part, of the indebtedness secured thereby, or by transfer or conveyance in lieu of foreclosure, and in connection therewith all right, title, and interest of Borrower in and to all Insurance Policies passes to (i.e., is purchased by) such transferee or purchaser, the Insurance Policies shall inure to the benefit of and pass to such successor in interest of Borrower or the Purchaser.

                (f) Notwithstanding anything set forth in this SECTION 8.10 to the contrary, if the casualty proceeds exceed the Obligation then outstanding, Borrower may use such proceeds to first repay the Obligation in full, and upon receipt of funds sufficient to repay the Obligation in full, Lender shall release the balance of the casualty proceeds to Borrower.

        8.11    APPLICATION OF CONDEMNATION PROCEEDS.

                (a) Lender shall be entitled to receive any and all sums which may be awarded or become payable to Borrower for the condemnation of any of the Property for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Borrower for damages caused by public works or construction on or near the Property (collectively, "CONDEMNATION PROCEEDS"). All such Condemnation Proceeds are hereby assigned to Lender, and Borrower shall, upon request of Lender, make, execute, acknowledge and deliver any and all additional assignments and documents as may be necessary from time to time to enable Lender to collect and receipt for any such Condemnation Proceeds. Lender shall not, under any circumstances, be liable or responsible for failure to collect, or exercise diligence in the collection of, any such Condemnation Proceeds.

                (b) Lender shall, upon Borrower's written request and so long as no Event of Default has occurred, make all Minor Condemnation Proceeds available to Borrower to allow Borrower to repair, renovate or reconstruct the Property to a condition reasonably satisfactory to Lender, provided that all of the following conditions are satisfied:

                        (i) Lender determines in good faith that following the contemplated repairs, renovation or reconstruction, the Property shall not fail to comply with the Management Agreement or any Governmental Requirement or other restriction affecting the Property, and any changes in the Property resulting therefrom will not materially adversely affect the operation or use of the Property (including, without limitation, access, parking, food and beverage service, security or amenities);

                        (ii) Lender determines in good faith that it is economically, financially and practically feasible to repair, renovate or reconstruct the Property to a condition substantially equivalent to the condition of the Property prior to such condemnation, with such repairs, renovation or reconstruction being completed prior to the Maturity Date;

                        (iii) The total cost of repairing, renovating or reconstructing the Property to a condition substantially equivalent to the condition of the Property prior to such condemnation, as approved by Lender, and in accordance with the requirements of SUBSECTIONS (C)(I) and (II) herein, as estimated by an architect approved by Lender, shall not be greater than the amount of the Condemnation Proceeds, together with any sums that Borrower deposits with Lender in advance for the purpose of paying for the cost of such repairs, renovation or reconstruction;

                        (iv) Such renovation, repairs or reconstruction shall be accomplished in accordance with the requirements and conditions of
        SECTION 8.11(D) hereof; and

                        (v) Lender in good faith believes that prior to completion of such repair, renovation or reconstruction, sufficient income and revenues will be available from the Property to pay Total Debt Service and Expenses during the period of such repair, renovation and reconstruction.

        To the extent Lender makes Condemnation Proceeds available to renovate, repair or reconstruct, the Improvements shall be renovated, repaired or reconstructed so as to be of at least equal quality as the quality of the Property prior to such condemnation on or before the Maturity Date. If such Condemnation Proceeds are made available by Lender to Borrower, any surplus which may remain out of such Condemnation Proceeds after payment of all costs and expenses of such repair, renovation or reconstruction, shall, at the option of Lender, be applied as a payment or prepayment of the Obligation.

                (c) Any repairs, renovation or reconstruction, shall be commenced with due diligence and in good faith by Borrower and all funds held by Lender in accordance with the terms of this SECTION 8.11 shall be paid out from time to time as such repair, renovation, reconstruction or satisfaction progresses upon the written approval of Lender and the written request of Borrower, which request shall be submitted in form and substance, and with supporting notices, documentation and waivers as may be required by Lender.

                (d) If (i) the conditions to Lender's obligation to make the Condemnation Proceeds available to Borrower as set forth in SECTION 8.11(C) hereof are not satisfied, (ii) an Event of Default has occurred,
        (iii) the Condemnation Proceeds are not Minor Condemnation Proceeds, or
        (iv) Borrower does not request that Lender make such Minor Condemnation Proceeds available to Borrower to repair, renovate or reconstruct the Property, Lender may apply the Condemnation Proceeds to the Obligation in the order and manner as Lender may determine, or as otherwise provided in this Loan Agreement.

                (e) Prior to application or disbursal of any Condemnation Proceeds under this SECTION 8.11, Lender may deduct therefrom any expenses incurred in connection with the collection or handling of such Condemnation Proceeds, it being understood and agreed that Lender shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any such Condemnation Proceeds.

        8.12 THIRD PARTY PAYMENTS Whenever this Loan Agreement or any other Loan Document requires that amounts payable by a third party be paid directly to Lender, Lender may enforce such right with a preliminary injunction or temporary restraining order. Borrower agrees that irreparable harm may result if such payments are not made directly to Lender. Borrower agrees not to oppose a motion for such injunction or restraining order.

        8.13 PROTECTIVE ADVANCES. If Borrower has failed to keep or perform any covenant whatsoever contained in any Loan Document, Lender may, but shall not be obligated to any person to, perform or attempt to perform said covenant, and any payment made or expense incurred in the performance or attempted performance of any such covenant shall be a part of the Obligation, and Borrower promises, upon demand, to pay to Lender all sums so advanced or paid by Lender, with interest at the Default Rate from the date when paid or incurred by Lender. No such payment by Lender shall constitute a waiver of any Event of Default. In addition to the Liens of the Loan Documents, Lender shall be subrogated to all rights, titles, liens, and security interests securing the payment of any debt, claim, tax, or assessment for the payment of which Lender may make an advance, or which Lender may pay.

        8.14 TAX AND INSURANCE ESCROW. At the request of Lender after the occurrence of any Event of Default, Borrower shall create a reserve for the payment of all insurance premiums, taxes and assessments against the Property by paying to Lender, on each Payment Date, a sum equal to the premiums that will next become due and payable on the hazard Insurance Policies covering the Property, or any part thereof, plus taxes and assessments next due on the Property, or any part thereof, as estimated by Lender, less all sums paid previously to Lender therefor, divided by the number of installments of principal and/or interest to elapse before one month prior to the date when such premiums, taxes and assessments will become delinquent, such sums to be held by Lender for the purposes of paying such premiums, taxes and assessments. Upon notice from Lender to Borrower, any excess reserve may, at the discretion of Lender, be credited by Lender on subsequent payments to be made on the Obligation by Borrower, and any deficiency shall be paid by Borrower to Lender on or before the date when such premiums, taxes and assessments shall have become delinquent. Transfer of legal title to the Property shall automatically transfer title to any sums deposited under the provisions of this SECTION 8.15.

        8.15 WAIVER OF OFFSET RIGHT DEFICIENCY STATUTE. Borrower hereby knowingly and intentionally waives, on its own behalf and on behalf of each Guarantor, the right of offset granted by Sections 51.003, 51.004 and 51.005 of the Texas Property Code and agrees to the provisions of Section 3.8 of the Mortgage, which are incorporated herein by reference.

                                   ARTICLE IX

                                  MISCELLANEOUS

        9.01 NOTICES. Any notice, demand, request, consent, approval or other communication, which any party hereto may be required or may desire to give hereunder, shall be in writing (except where telephonic instructions or notices are expressly authorized herein to be given) and shall be deemed to be effective
(a) if by hand delivery, telex, telecopy or other facsimile transmission, on the day and at the time on which delivered to such party at the address or telecopier numbers specified below; (b) if by mail, on the second Business Day following the day upon which it is deposited, postage prepaid, in the United States, registered or certified mail, return receipt requested, (and first class mail) addressed to such party at the address specified below; or (c) if by Federal Express or other reputable express mail service, on the next Business Day following the delivery to such express mail service, addressed to such party at the address set forth below:

        If to Lender:              Texans Commercial Capital, LLC
                                   777 East Campbell Road, Suite 650
                                   Richardson, Texas 75081
                                   Telephone:    972-348-2098
                                   Telecopier:   972-348-2045
                                   Attention:    Linda Robertson

        with copy to:              Haynes and Boone, LLP
                                   901 Main Street, Suite 3100
                                   Dallas, Texas 75202
                                   Telephone:  214-651-5515
                                   Telecopier:  214-200-0516
                                   Attention:  Brad Lowry, Esq.

        If to Borrower:            Behringer Harvard Mockingbird Commons LP
                                   15601 Dallas Parkway, Suite 600
                                   Addison, Texas 75001
                                   Telephone:    214-655-1600
                                   Telecopier:   214-655-1610
                                   Attention:    Gerald J. Reihsen, III

        with copy to:              Powell & Coleman, L.L.P.
                                   8080 North Central Expressway, Suite 1380
                                   Dallas, Texas 75206
                                   Telephone:    214-890-7108
                                   Telecopier:   214-373-8768
                                   Attention:    Patrick M. Arnold, Esq.

Failure to deliver copies of notices to parties other than Borrower and Lender shall not affect the effectiveness or validity of notices otherwise properly given. Any party may change its address for purposes of this Loan Agreement by giving ten (10) days written notice of such change to the other parties pursuant to this SECTION 9.01.

        Notwithstanding any provision contained herein or in any of the Loan Documents to the contrary, in the event that Lender shall fail to give any notice to any Person required hereunder or thereunder, the sole and exclusive remedy for such failure shall be to seek appropriate equitable relief to enforce this Loan Agreement and the other Loan Documents to give such notice and to have any action of such Person postponed or revoked and any proceedings in connection therewith delayed or terminated pending the giving of such notice by Lender, and no Person shall have any right to damages (whether actual or consequential) or any other type of relief not herein specifically set out against Lender, all of which damages or other relief are expressly waived. The foregoing is not intended and shall not be deemed under any circumstances to require Lender to give notice of any type or nature to any Person except as expressly required hereby or thereby, or by applicable Governmental Requirements.

        9.02 MODIFICATIONS. No provision of this Loan Agreement or of the other Loan Documents may be modified, waived, or terminated except by an instrument in writing executed by Borrower and Lender.

        9.03 FORM AND SUBSTANCE. All documents, certificates, Insurance Policies, and other items required pursuant to the provisions of this Loan Agreement or any other Loan Document to be executed and/or delivered to Lender shall be in form and substance satisfactory to Lender.

        9.04 NO THIRD PARTY BENEFICIARY. This Loan Agreement is for the sole benefit of Lender and Borrower, and is not for the benefit of any third party.

        9.05 AVAILABILITY OF RECORDS; CONFIDENTIALITY. Borrower acknowledges and agrees that Lender may provide to any Participant or proposed Assignee or Participant, originals or copies of this Loan Agreement, all Loan Documents and all other documents, certificates, opinions, letters of credit, reports, acquisitions and other material and information of every nature or description, and may communicate all oral information, at any time submitted by or on behalf of Borrower or received by Lender in connection with the Loan or the Property.

        9.06 NUMBER AND GENDER. Whenever used herein, the singular number shall include the plural and the singular, and the use of any gender shall be applicable to all genders.

        9.07 CAPTIONS. The captions, headings, and arrangements used in this Loan Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

        9.08 SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by Borrower or any other Person herein or in the other Loan Documents shall be considered to have been relied upon by Lender and shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note evidencing the Loan, regardless of any investigation made by Lender or on its behalf, and shall continue in full force and effect as long as all or any portion of the Obligation is outstanding.

        9.09    PARTIES BOUND; ASSIGNMENT.

                (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of Lender.

                (b) Lender may at any time grant to one or more financial institutions or other entities (each a "PARTICIPANT") a participating interest in the Loan. In the event of any such grant by Lender of a participating interest to a Participant, Lender shall remain responsible for the performance of its obligations hereunder, and Borrower shall continue to deal solely and directly with Lender in connection with Lender's rights and obligations under this Agreement. Borrower shall not be responsible for the payment of any taxes associated with the grant of a participating interest in the Loan to any Participant as a result of the Participant's domicile being other than within the United States of America.

                (c) (i) Lender may at any time assign to one or more financial institutions or other entities (an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement and the Note.

        9.10 GOVERNING LAW; CHOICE OF FORUM; CONSENT TO SERVICE OF PROCESS AND JURISDICTION; WAIVER OF TRIAL BY JURY. This Agreement, the other Loan Documents and all other aspects of the lending transaction contemplated herein and evidenced by the Loan Documents shall be governed by the laws of the State of Texas or the laws of the United States, as applicable. Any suit, action or proceeding against Borrower with respect to this Loan Agreement, the Note or the other Loan Documents or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Texas or in the United States Courts located in the Northern District of Texas as Lender in its sole discretion may elect, and Borrower hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Borrower hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of Texas may be brought upon its process agent appointed below, and Borrower hereby irrevocably appoints Gerald J. Reihsen, III, whose address is 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, its process agent, as its true and lawful attorney-in--fact in the name, place and stead of Borrower to accept such service of any and all such writs, process and summonses. Borrower hereby irrevocably consents to the service of process in any suit, action or proceeding in said court by the mailing thereof by Lender by registered or certified mail, postage prepaid, to Borrower's address set forth in SECTION 9.01 hereof. Borrower hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Loan Agreement, the Note or any other Loan Document brought in the courts located in the State of Texas, County of Dallas, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. BORROWER AND LENDER AND LENDER HEREBY WAIVE TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN CONNECTION WITH THIS LOAN AGREEMENT, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, WHICH WAIVER IS INFORMED AND VOLUNTARY. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALING OF ASSETS BY LENDER, WITH RESPECT TO THEIR RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS OR OTHERWISE.

        9.11 TIME OF THE ESSENCE. Time is of the essence with respect to the provisions of this Loan Agreement and the other Loan Documents. By accepting payment of any portion of the Obligation after its due date, Lender does not waive its right to require prompt payment when due of all other portions of the Obligation or to declare an Event of Default for failure so to pay.

        9.12 WAIVERS. No failure or delay of Lender in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of Lender hereunder and under the other Loan Documents are cumulative and not exclusive of any rights or remedies which it would otherwise have. No waiver of any provision of this Loan Agreement or any of the other Loan Documents or consent to any departure by Borrower or any other Person therefrom shall in any event be effective unless signed in writing by Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on Borrower or any other Person in any case shall entitle Borrower or such Person to any other or further notice or demand in similar or other circumstances.

        9.13 SEVERABILITY. In the event any one or more of the provisions contained in this Loan Agreement or in any other Loan Documents should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        9.14 COUNTERPARTS. This Loan Agreement may be executed in any number of counterparts, with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and constitute one agreement.

        9.15 MAXIMUM INTEREST RATE. It is the intention of each of Lender and Borrower to comply with all applicable federal and state Laws relating to usury; that is, laws limiting charges for the use, detention or forbearance of money and governing contracts relating thereto. Accordingly, this Agreement and all agreements between Borrower and Lender, whether now existing or hereafter arising, are expressly limited so that in no event whatsoever, whether by reason of acceleration of the maturity of the Obligation, or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the money to be loaned under the Note or otherwise, or for the performance or payment of any covenant or obligation contained herein or in any other Loan Document exceed the Maximum Rate. In the event Lender ever receives, collects, or applies as interest, any excess amount which would be excessive interest, that amount shall be treated as a principal prepayment under the Note and applied to reduce the outstanding principal balance of the Note; PROVIDED THAT, if the principal of the Note is paid in full, any remaining excess shall be paid to Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) spread the total amount of interest throughout the entire contemplated term of the Note; PROVIDED THAT, if the Note is paid and performed in full prior to the end of the full contemplated term of the Note, and if the interest received by Lender for the actual period of existence of the Note exceeds the Maximum Rate, Lender shall refund to Borrower the amount of such excess, and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Rate. To the extent that Lender is relying on the laws of the State of Texas for purposes of determining the Maximum Rate, such term shall mean the interest rate ceiling from time to time in effect as provided in Chapter 303 of the Texas Finance Code, as may be hereafter amended or recodified. To the extent United States federal law permits Lender to contract for, charge or receive a greater amount of interest, Lender will rely on United States federal law instead of Chapter 303 of the Texas Finance Code, as may be hereafter amended or recodified, for the purpose of determining the Maximum Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, implement any other method of computing the Maximum Rate under Chapter 303 of the Texas Finance Code, as may be hereafter amended or recodified, or under other applicable Law, by giving Borrower the notice required by applicable law now or hereafter in effect. In no event shall the Loan be considered a revolving credit account as defined in Chapter 346 of the Texas Finance Code, as may be hereafter amended or recodified. The terms and provisions of this SECTION 9.15 shall control and supersede every other provision of this Agreement and of all agreements with respect to the Loan between Borrower and Lender in the event of a conflict in such provisions.

        9.16 BINDING EFFECT. This Loan Agreement shall become effective when it shall have been executed by Borrower and Lender.

        9.17 CONTROLLING DOCUMENT. In the event of any conflict between the terms of this Loan Agreement and any of the other Loan Documents, the terms of this Loan Agreement shall control.

        9.18 FINAL RELEASE. Full payment of the Note by Borrower or any other Person shall automatically constitute a full release of any claims or causes of action existing as of the date of such payment in favor of Borrower or any other party, in connection with the Loan, this Agreement, the Note or any of the other Loan Documents, to the extent that such claim relates to (i) alleged failure of Lender or its Affiliates to act in good faith or deal fairly, (ii) alleged oral agreements to modify the terms of this Agreement, the Note or the other Loan Documents, (iii) alleged, special or fiduciary relationship between Borrower and Lender, and (iv) tortuous interference with, or control, over the management of Borrower.

        9.19 ENTIRE AGREEMENT. The Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings.

        9.20 LIABILITY. Any obligation or liability of Borrower hereunder shall be enforceable only against, and payable only out of, the property of Borrower, and in no event shall any officer, director, shareholder, partner, beneficiary, agent, advisor or employee of Borrower, be held to any personal liability whatsoever or be liable for any of the obligations of the parties hereunder, or the property of any such Persons be subject to the payment of any such obligations, except in the case of certain Persons as otherwise specifically provided in the Loan Documents and where such Persons have executed a written agreement pertaining thereto.

         [Remainder of this page is blank. Next page is signature page.]

        IN WITNESS WHEREOF, Borrower and Lender have caused this Loan Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

LENDER:

TEXANS COMMERCIAL CAPITAL, LLC,
a Texas limited liability company



By:____________________________________________
     Jay Champion, Senior Vice President



BORROWER:

BEHRINGER HARVARD MOCKINGBIRD COMMONS LP, a Texas limited partnership

By:  Behringer Harvard Mockingbird Commons GP, LLC,
     a Texas limited liability company,
     its sole general partner


     By:_______________________________________
             Gerald J. Reihsen, III,
             Secretary

                                 LOAN AGREEMENT

                                  by and among

                    BEHRINGER HARVARD MOCKINGBIRD COMMONS LP,

                                   as Borrower

                                       and

                         TEXANS COMMERCIAL CAPITAL, LLC,

                                    as Lender

                                      * * *

                                 US $34,047,458

                                      * * *


                               September __, 2005

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                                          TABLE OF CONTENTS

                                                                                                Page

ARTICLE I     DEFINITIONS.........................................................................1
     1.01     DEFINITIONS.........................................................................1
     1.02     OTHER DEFINITIONAL PROVISIONS......................................................15
ARTICLE II    THE LOAN...........................................................................15
     2.01     THE LOAN...........................................................................15
     2.02     INTEREST ON THE LOAN...............................................................15
     2.03     NOTE; REPAYMENTS...................................................................15
     2.04     MANNER AND APPLICATION OF PAYMENTS.................................................16
     2.05     ORIGINATION FEE....................................................................16
     2.06     INTENTIONALLY DELETED..............................................................16
     2.07     PREPAYMENT OF LOAN.................................................................17
     2.08     TAXES..............................................................................18
     2.09     LENDING OFFICE.....................................................................19
     2.10     CONDITIONS PRECEDENT FOR THE BENEFIT OF LENDER.....................................19
     2.12     [INTENTIONALLY DELETED.].................................ERROR! BOOKMARK NOT DEFINED.
     2.13     CONDITIONS TO SUBSEQUENT ADVANCES........................ERROR! BOOKMARK NOT DEFINED.
     2.14     REALLOCATION OF APPROVED BUDGET....................................................20
     2.15     NO WAIVER..........................................................................21
     2.16     SUBORDINATION......................................................................21
ARTICLE III   REPRESENTATIONS AND WARRANTIES OF BORROWER.........................................21
     3.01     ORGANIZATION.......................................................................21
     3.02     AUTHORIZATION AND POWER............................................................21
     3.03     VALID AND BINDING OBLIGATION.......................................................22
     3.04     CONFLICTS..........................................................................22
     3.05     CONSENTS, ETC......................................................................22
     3.06     PENDING LITIGATION.................................................................22
     3.07     PRINCIPAL OFFICE, ETC..............................................................22
     3.08     CONTROL PERSONS....................................................................22
     3.09     GOVERNMENT REGULATION..............................................................22
     3.10     INSIDER............................................................................23
     3.11     O.S.H.A............................................................................23
     3.12     FINANCIAL CONDITION................................................................23
     3.13     RESTRICTIONS.......................................................................24
     3.14     NO DEFAULT.........................................................................24
     3.15     LABOR RELATIONS....................................................................24
     3.16     ERISA..............................................................................24
     3.17     SINGLE PURPOSE ENTITIES; NATURE OF BORROWER........................................24
     3.18     INDEBTEDNESS.......................................................................24
     3.19     TAXES..............................................................................24
     3.20     PROPERTY...........................................................................25
     3.21     USE OF PROPERTY....................................................................25
     3.22     FULL DISCLOSURE....................................................................26
     3.23     TITLE TO THE PROPERTY..............................................................26
     3.24     LEASES.............................................................................26
     3.25     GOVERNMENTAL REQUIREMENTS..........................................................26
     3.26     FINANCING STATEMENTS...............................................................26
     3.27     MATERIAL AGREEMENTS................................................................26
     3.28     ACCURACY OF INFORMATION............................................................26
     3.29     ACCESS.............................................................................27

                                                  i

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     3.30     COMMENCEMENT OF CONSTRUCTION...................................................................27
     3.31     AUTHORIZED SIGNATORIES.........................................................................27
ARTICLE IV    AFFIRMATIVE COVENANTS OF BORROWER..............................................................27
     4.01     FINANCIAL STATEMENTS, REPORTS AND DOCUMENTS OF BORROWER AND OTHER PERSONS......................27
     4.02     LOAN PROCEEDS..................................................................................29
     4.03     ASSETS OF BORROWER.............................................................................29
     4.04     LEASES.........................................................................................29
     4.05     MANAGEMENT, MAINTENANCE, REPAIRS AND ALTERATIONS...............................................30
     4.06     INSPECTION OF BOOKS AND RECORDS................................................................30
     4.07     COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS......................................................30
     4.08     INSURANCE......................................................................................30
     4.09     PAYMENT OF TAXES...............................................................................31
     4.10     PAYMENT OF CLAIMS..............................................................................31
     4.11     COSTS AND EXPENSES.............................................................................32
     4.12     INDEMNITY BY BORROWER..........................................................................32
     4.13     FURTHER ASSURANCES.............................................................................33
     4.14     CONSTRUCTION CONTRACTS.........................................................................33
     4.15     PLANS..........................................................................................33
     4.16     PROSECUTION OF CONSTRUCTION....................................................................34
     4.17     CORRECTION OF DEFECTS..........................................................................34
     4.18     STORAGE OF MATERIALS...........................................................................34
     4.19     INSPECTION OF THE PROPERTY.....................................................................34
     4.20     NOTICES BY GOVERNMENTAL AUTHORITY, FIRE AND CASUALTY LOSSES, ETC...............................34
     4.21     APPLICATION OF ADVANCES AND THE LOAN...........................................................34
     4.24     ANTI-TERRORISM COMPLIANCE......................................................................35
     4.25     DEFENSE OF TITLE...............................................................................35
ARTICLE V     NEGATIVE COVENANTS.............................................................................35
     5.01     NAME, FISCAL YEAR AND ACCOUNTING METHOD........................................................35
     5.02     CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE...........................................35
     5.03     ERISA COMPLIANCE...............................................................................36
     5.04     TRANSACTIONS WITH AFFILIATES...................................................................36
     5.05     NO CONDITIONAL SALES CONTRACTS, ETC............................................................36
     5.06     LINES OF BUSINESS..............................................................................36
     5.07     EASEMENTS......................................................................................36
     5.08     CHANGES IN ZONING..............................................................................36
     5.09     NEW CONSTRUCTION...............................................................................36
     5.10     LIMITATION ON INDEBTEDNESS AND LIENS...........................................................36
     5.11     DISTRIBUTIONS, DIVIDENDS AND REPAYMENTS........................................................36
     5.12     LIMITATION ON INVESTMENTS......................................................................37
     5.13     ORGANIZATIONAL DOCUMENTS.......................................................................37
     5.14     MATERIAL AGREEMENTS............................................................................37
     5.15     ANTI-TERRORISM COMPLIANCE......................................................................37
ARTICLE VI    CONDITIONS OF LENDING..........................................................................38
     6.01     LOAN DOCUMENTS.................................................................................38
     6.02     GOVERNMENTAL APPROVALS.........................................................................38
     6.03     APPRAISAL......................................................................................38
     6.04     INSURANCE......................................................................................38
     6.05     SURVEY.........................................................................................38
     6.06     TITLE INSURANCE................................................................................38
     6.07     UCC SEARCHES...................................................................................38


                                                 ii
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     6.08     FINANCIAL INFORMATION..........................................................................38
     6.10     ENGINEER'S AUDIT...............................................................................38
     6.11     ENVIRONMENTAL AUDIT............................................................................39
     6.12     APPROVED MANAGEMENT AGREEMENT .................................................................39
     6.13     ORGANIZATIONAL DOCUMENTS.......................................................................39
     6.14     TAX INFORMATION................................................................................39
     6.15     OPINIONS OF COUNSEL............................................................................39
     6.16     ACCOUNT........................................................................................39
     6.17     THE FEES.......................................................................................39
     6.18     PARTNERSHIP CONSENT............................................................................39
     6.19     ADDITIONAL INFORMATION.........................................................................39
ARTICLE VII   EVENTS OF DEFAULT..............................................................................39
ARTICLE VIII  RIGHTS AND REMEDIES OF LENDER..................................................................42
     8.01     RIGHTS OF LENDER...............................................................................42
     8.02     ACCELERATION...................................................................................42
     8.03     FUNDS OF LENDER................................................................................42
     8.04     INTENTIONALLY DELETED..........................................................................42
     8.05     PAYMENTS TO AFFILIATES.........................................................................43
     8.06     MANAGEMENT AGREEMENT...........................................................................43
     8.07     OTHER RIGHTS AND REMEDIES......................................................................43
     8.08     NO WAIVER OR EXHAUSTION........................................................................43
     8.09     RIGHT OF OFFSET................................................................................43
     8.10     APPLICATION OF INSURANCE PROCEEDS..............................................................43
     8.11     APPLICATION OF CONDEMNATION PROCEEDS...........................................................44
     8.12     THIRD PARTY PAYMENTS...........................................................................46
     8.13     PROTECTIVE ADVANCES............................................................................46
     8.14     TAX AND INSURANCE ESCROW.......................................................................46
     8.15     WAIVER OF OFFSET RIGHT DEFICIENCY STATUTE......................................................46
ARTICLE IX    MISCELLANEOUS..................................................................................47
     9.01     NOTICES........................................................................................47
     9.02     MODIFICATIONS..................................................................................48
     9.03     FORM AND SUBSTANCE.............................................................................48
     9.04     NO THIRD PARTY BENEFICIARY.....................................................................48
     9.05     AVAILABILITY OF RECORDS; CONFIDENTIALITY.......................................................48
     9.06     NUMBER AND GENDER..............................................................................48
     9.07     CAPTIONS.......................................................................................48
     9.08     SURVIVAL OF AGREEMENT..........................................................................48
     9.09     PARTIES BOUND; ASSIGNMENT......................................................................49
     9.10     GOVERNING LAW; CHOICE OF FORUM; CONSENT TO SERVICE OF PROCESS AND JURISDICTION;
                 WAIVER OF TRIAL BY JURY.....................................................................49
     9.11     TIME OF THE ESSENCE............................................................................49
     9.12     WAIVERS........................................................................................50
     9.13     SEVERABILITY...................................................................................50
     9.14     COUNTERPARTS...................................................................................50
     9.15     MAXIMUM INTEREST RATE..........................................................................50
     9.16     BINDING EFFECT.................................................................................51
     9.17     CONTROLLING DOCUMENT...........................................................................51
     9.18     FINAL RELEASE..................................................................................51
     9.19     ENTIRE AGREEMENT...............................................................................51

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

                                    EXHIBITS


Exhibit A     Legal Description of Land
Exhibit B     Approved Budget
Exhibit C     Assignment of Construction Contract
Exhibit D     Application for Advance
Exhibit E     Contractor's Affidavit and Subordination
Exhibit F     Assignment of Plans and Consent of Architect and Engineer
Exhibit G     Survey Requirements
Exhibit H     Compliance Certificate
Exhibit I     Disclosed Litigation
Exhibit J     Note
Exhibit K     Lender-Manager Agreement





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